SCHEDULE 14A
                     (Rule 14a-101)

              INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14 (a) of the
Securities
               Exchange Act of 1934 (Amendment No.)

Filed by registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12

                     Delta Woodside Industries, Inc.
            (Name of Registrant as Specified in Its Charter)

                     Delta Woodside Industries, Inc.

            (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rule 0-11(c)(1) (ii), 14a-6(i)(1),
or
     14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act or Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1), or
     14a-6(j)(2)
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

* Set forth amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by the
Exchange     Act Rule 011(a)(2) and identify the filing for which the
offsetting     was paid previously.  Identify the previous filing by
registration     statement number, or the form or schedule and the
date of its filing.

(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:



               DELTA WOODSIDE INDUSTRIES, INC.
        233 N. Main Street, Hammond Square, Suite
              200 Greenville, South Carolina 29601
                  Telephone (803) 232-8301

                       PROXY STATEMENT

               ANNUAL MEETING OF

               SHAREHOLDERS

                      November 9, 1995

 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta Woodside Industries, Inc., a South Carolina corporation (the "Company"),to be voted at the Annual Meeting of Shareholders of the Company to be held at the Hyatt Regency Hotel, 220 North Main Street, Greenville, South Carolina at 10:30 a.m. on Thursday, November 9, 1995. The approximate date of mailing this Proxy Statement and the accompanying proxy is October 6, 1995.

   Only  shareholders of record at the close of business
on October  2, 1995 are entitled to receive notice  of
and  to vote  at  the Annual Meeting.  As of such date,
there  were outstanding  24,426,576  shares of common
stock,  $.01  par value  (the  only voting securities), of
the Company.   Each share is entitled to one vote.
   Each  shareholder described above will be sent this Proxy
Statement, the accompanying Notice of Annual Meeting and           a
proxy  card.   Any proxy given pursuant to this solicitation may be
revoked by the person giving it at any time before it is  voted.   A
proxy may be revoked by (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Delta Woodside Industries, Inc., 233 North Main Street, Hammond Square, Suite 200, Greenville, South Carolina 29601, Attention: Secretary.






   All shares represented by valid proxies received
pursuant to  the solicitation and prior to voting at the
meeting  and not revoked before they are exercised will be
voted, and, if a choice is specified with respect to any
matter to be acted upon,  the  shares  will be voted in
accordance  with  such specification.   If no contrary
instructions are  indicated, all shares represented by a
proxy will be voted FOR election to  the Board of
Directors of the nominees described herein, FOR
ratification of the appointment of KPMG Peat Marwick LLP
as independent auditors for the Company for fiscal 1996,
FOR approval   of  the  proposed  amendment  to  the
Company's Incentive Stock Award Plan, FOR approval of the proposed amendment to the Company's Stock Option
Plan, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual
Meeting.

  The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock at October 2, 1995 is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of more shares present or represented at the Annual Meeting voting in favor than voting against will be required to ratify the appointment of auditors. The affirmative vote of the holders of a majority of shares present, or represented, and entitled to vote at the Annual Meeting will be required to approve the amendment to the Incentive Stock Award Plan and will be required to approve the amendment to the Stock Option Plan. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present for quorum purposes. Broker non-votes have no effect on the vote, but abstentions have the same practical effect as a vote against, with respect to each of the proposal to amend the Incentive Stock Award Plan and the proposal to amend the Stock Option Plan. Broker non votes and abstentions have no effect on the votes respecting the other matters to be voted upon at the meeting.


                    ELECTION OF DIRECTORS

   The by-laws of the Company provide that the number of Directors to be elected at any meeting of shareholders may be determined by the Board of Directors. The Board has determined that seven Directors shall be elected at the Annual Meeting. The shareholders' common stock may not be voted cumulatively in the election of Directors.

   The following seven persons are nominees for election as Directors at the Annual Meeting to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently Directors of the Company. Except as otherwise noted below, the business address of each nominee is Delta Woodside Industries, Inc., 233 North Main Street, Hammond Square, Suite 200, Greenville, South Carolina 29601. Each such person is a citizen of the United States. There are no family relationships among the Directors and the executive officers of the Company, except that Buck Mickel is the father of Buck A. Mickel.

   Management of the Company believes that all of the nominees will be available and able to serve as Directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors.

Name and Age                   Principal Occupation           Director Since(1)

C. C. Guy (62)             Retired Businessman                      1984
                           Shelby, North Carolina (2) (9)(10)

Dr. James F. Kane (63)     Dean Emeritus of the Collegeof           1986
                           Business Administration of the
                           University of South Carolina,
                           Columbia, South Carolina (3)
                           (9) (10)

Dr. Max Lennon (55)        President and Chief Executive            1986
                           Officer of Eastern Foods, Inc.
                           Atlanta, Georgia (4) (9) (10)

E. Erwin Maddrey, II (54)  President and Chief Executive            1984
                           Officer of the Company (5)

Buck  A.  Mickel (39)      Vice President of Micco Corporation,     1984
                           Greenville, South Carolina (6)(10)

Buck Mickel (69)           Chairman of the Board and Chief          1987
                           Executive Officer of RSI Holdings,Inc.,
                           Greenville, South Carolina (7)(10)

Bettis C. Rainsford (44)   Executive Vice President,Chief          1984
                           Financial Officer and Treasurer
                           of the Company (8)

   (1)  Includes  service  as a director  of  the  Company's
predecessor  by merger, Delta Woodside Industries,  Inc.,  a
Delaware   corporation  ("Old  Delta  Woodside"),   or   any
predecessor company to Old Delta Woodside.

  (2) C. C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta
Woodside's predecessors in 1984 until November 1989.   Since
before the November 15, 1989 merger (the "RSI Merger") of Old Delta Woodside into RSI Corporation, a South
Carolina corporation  which  changed  its  name  to  Delta
Woodside Industries,  Inc.  and is now the Company,  he  has
been
a director  of  RSI Holdings, Inc., and from  before  the
RSI Merger  he  also  served as President of RSI Holdings,
Inc. until  January  1995.   RSI Holdings, Inc.  until
1992 was engaged in the sale of outdoor power equipment, until 1994 was engaged in the sale of turf care products and currently is seeking new business opportunities.
Prior to  November 15,  1989,  RSI  Holdings,  Inc. was  a
subsidiary  of  RSI Corporation.   Mr.  Guy  served  from
October  1979   until November 1989 as President,
Treasurer and a director of RSI Corporation. Prior to the RSI Merger, RSI Corporation owned approximately 40% of the outstanding shares of common stock of Old Delta Woodside and, among other matters, was engaged in the office supply business, as well as the businesses of selling outdoor power equipment and turf care products.

   (3) Dr. James F. Kane is Dean Emeritus of the College of Business Administration of the University of South
Carolina, having retired during 1993 as Dean, in which capacity he had served since 1967. He also serves as a director of Liberty Corporation and Glassmaster Company.

   (4)  Dr.  Max Lennon was President of Clemson
University from March 1986 until August 1994. He commenced service in August 1994 as President and Chief Executive Officer of Eastern Foods, Inc., which is engaged in the business of manufacturing and distributing food products. He also serves as a director of First Union Corporation and Duke Power Company.

  (5) E. Erwin Maddrey, II was President and Chief
Executive Officer  of Old Delta Woodside or its
predecessors from  the founding of Old Delta Woodside's
predecessors in 1984  until
the  RSI Merger and he has served in such positions with
the Company  since the RSI Merger.  He also serves as a
director of Kemet Corporation and Renfro Corporation.
   (6)  Buck  A.  Mickel was a Vice President of  Old
Delta Woodside or its predecessors from the founding of
Old  Delta Woodside's  predecessors until November 1989,
Secretary  of Old  Delta  Woodside from November 1986 to
March  1987,  and Assistant Secretary of Old Delta
Woodside from March 1987 to November  1988.  He served as
Vice President and a  director of  RSI  Holdings,  Inc.
from before the  RSI  Merger  until January 1995 and
served as Vice President of RSI Corporation from  October
1983 until November 1989, with which  he  had been
employed since 1981.
  (7) Buck Mickel has served in various executive
positions, including  Vice Chairman of the Board of Fluor
Corporation, which  is  engaged  in  the  engineering,
construction  and minerals business, from which position
he resigned in  March 1987;
Chairman  of  the  Board  of  Daniel   International
Corporation,  a construction company wholly-owned  by
Fluor Corporation, from which position he resigned in
March  1987; and Chairman of the Board and Chief Executive
Officer of RSI Corporation  until  November 1989.   Since
before  the  RSI Merger, Mr. Mickel has been Chairman of
the Board and  Chief Executive  Officer of RSI Holdings,
Inc.   Mr.  Mickel  also serves  as a director of Duke
Power Company, Emergent Group, Inc.,
Fluor  Corporation,  Liberty  Corporation,  Monsanto
Company and NationsBank Corporation.

   (8) Bettis C. Rainsford was Executive Vice President
and Chief  Financial  Officer  of  Old  Delta  Woodside
or  its predecessors  from  the  founding of  Old  Delta
Woodside's predecessors in 1984 until the RSI Merger and
has served  in such  positions with the Company since the
RSI Merger.   Mr. Rainsford  has served as Treasurer of
Old Delta Woodside  or its  predecessors  or the Company
from 1984  to  1986,  from August  1988 to November 1988
and from November 1990 to  the present.                He
is also President of The Rainsford Development
Corporation which is engaged in general business development activities in Edgefield, South Carolina. Mr.
Rainsford also serves as a director of Martin Color-fi, Inc.

  (9) Member of Audit Committee.

  (10) Member of Compensation Committee.

   The Company's Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

  The Board of Directors of the Company met physically or
by telephone  five times during the fiscal year ended
July  1, 1995.   The Compensation Committee of the Company  met  one
time  and  the Audit Committee of the Company met two
times during   the   fiscal  year.   Each  Director
attended   or participated in at least 75 percent of the
meetings  of  the Board  and  of any committee of which he
was a member.   The Board does not have a standing
nominating committee.

   The  Audit Committee makes recommendations to  the
Board regarding the selection of the Company's independent
public accountants,  reviews the independence of such
accountants, approves  the  scope of the annual audit,
approves  the  fee payable to the independent accountants
and reviews the audit results.  The Compensation Committee
reviews and submits  to
the   Board   of  Directors  suggested  executive
officers' salaries and bonuses and grants awards under the Company's Incentive Stock Award Plan and options under the Company's Stock Option Plan.

          STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                      AND MANAGEMENT

   The following table sets forth certain information as
of October 2, 1995, regarding the beneficial ownership  of
the Company's common stock by (i) persons beneficially
owning in any  case  more than five percent of the common
stock,  (ii) the  directors, (iii) the executive officers,
and  (iv)  all directors  and  executive  officers  as  a
group.    Unless otherwise  noted  in  the notes to the
table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company shown as beneficially owned by them.

                                        Shares
                                      Beneficially
Beneficial Owner                         Owned                 Percentage

E. Erwin Maddrey, II (1)               3,215,848                  13.2%
233 North Main Street
Hammond Square, Suite 200
Greenville, SC  29601

Bettis C. Rainsford (2)                3,180,931                  13.0%
108-1/2 Courthouse Square
Post Office Box 388
Edgefield, SC  29824

Buck A. Mickel (3) (4) (16)            1,564,680                   6.4%
Post Office Box 6721
Greenville, SC  29606

Micco Corporation (4)                  1,240,634                   5.1%
Post Office Box 795
Greenville, SC  29602

Buck Mickel and                        1,560,304                   6.4%
Minor H. Mickel(4) (5) (16)
415 Crescent Avenue
Greenville, SC  29605

Minor M. Shaw (4) (6)                  1,520,250                   6.2%
Post Office Box 795
Greenville, SC  29602

Charles C. Mickel (4) (7)              1,493,434                   6.1%
Post Office Box 6721
Greenville, SC  29606

C. C. Guy (8) (16)                        39,178                   (15)
James F. Kane (9) (16)                     5,829                   (15)
Max Lennon (10) (16)                       4,905                   (15)
Jane H. Greer (11)                        32,454                   (15)
Douglas J. Stevens (12)                   14,842                   (15)
Brenda L. Jones (13)                       1,614                   (15)
All directors and executive officers
as a group (10 Persons) (14)           8,966,154                  36.7%


   (1)   Mr.  Maddrey is the President and  Chief
Executive Officer and a director of the Company.  The
number of shares shown                             as
beneficially  owned  by  Mr.  Maddrey  includes
approximately  553  shares held by  Mr.  Maddrey's  wife
as custodian  for one of Mr. Maddrey's children,  as  to
which shares  Mr. Maddrey disclaims beneficial ownership,
425,470 shares  held  by  the  E. Erwin and  Nancy  B.
Maddrey,  II Foundation,  a  charitable trust, as  to
which  shares  Mr. Maddrey holds sole voting and
investment power but disclaims beneficial ownership, and
approximately 801 shares allocated to  the account of Mr.
Maddrey per the latest report of  the Company's  Employee
Retirement Plan for  fiscal  1994.                 The
allocation to employees of the fiscal 1995 contribution to such plan has not been completed. Mr. Maddrey is fully vested in the shares allocated to his account in the Company's Employee Retirement Plan.

   (2)   Mr.  Rainsford  is  the Executive  Vice
President, Treasurer and Chief Financial Officer and a
director of  the Company.                          The
number of shares shown as beneficially  owned
by   Mr.  Rainsford  includes  47,945  shares  held  by
The Edgefield County Foundation, a charitable trust, as to which shares Mr. Rainsford holds sole voting and investment power but disclaims beneficial ownership.

   (3)   Buck  A. Mickel is a director of the Company.
The
number  of  shares shown as beneficially owned  by  Buck
A. Mickel includes 324,046 shares directly owned by him
and all of  the  1,240,634  shares owned by Micco
Corporation.                                       See
Note (4).

   (4)  The shares of common stock of Micco Corporation
are owned  in equal parts by Minor H. Mickel, the wife  of
Buck Mickel  (a  director  of the Company),  Buck  A.
Mickel  (a director  of  the  Company), Minor M. Shaw  and
Charles  C. Mickel.  Buck A. Mickel, Minor M. Shaw and
Charles C. Mickel are  the  children  of Buck and Minor H.
Mickel.  Minor  H. Mickel, Buck A. Mickel, Minor M. Shaw
and Charles C.  Mickel are  officers and directors of
Micco Corporation.                                  Each
of
Minor  H. Mickel, Buck A. Mickel, Minor M. Shaw and
Charles C.  Mickel disclaims beneficial ownership of three
quarters of  the shares of the Company's common stock
owned by  Micco Corporation.  Minor H. Mickel, Buck A.
Mickel and Charles C. Mickel  directly  own  116,854
shares,  324,046  shares  and 252,700 shares,
respectively, of the Company's common stock. Minor  M.
Shaw, directly or as custodian for her  children, owns
264,978  shares  of the Company's  common  stock.   In
addition,  Buck Mickel directly owns 202,816 shares  of
the Company's  common stock, as to which shares Minor H.
Mickel may  also  be  deemed a beneficial owner.  Minor
H.  Mickel disclaims beneficial ownership with respect to
these shares. Buck  Mickel  disclaims beneficial ownership
of  the  shares directly  owned by Minor H. Mickel and the
shares  owned  by Micco  Corporation.   Minor M. Shaw's
husband,  through  an individual  retirement  account and
as  custodian  for  her children,  beneficially owns
approximately 14,638 shares  of the Company's common
stock, as to which shares Minor M. Shaw may  also  be
deemed  a  beneficial owner.  Minor  M.  Shaw disclaims
beneficial ownership with respect to these  shares and
with respect to the 2,748 shares of the Company's common
stock held by her as custodian for her children.  The
spouse of Charles C. Mickel owns 100 shares of the
Company's common stock,  as  to which shares Charles C.
Mickel  may  also  be deemed  a  beneficial  owner.
Charles C.  Mickel  disclaims beneficial  ownership with
respect to these  shares.   Micco Corporation  owns
1,240,634 shares of the Company's  common
stock.
  (5)  Buck Mickel is a director of the Company.  The
number of  shares  shown as beneficially owned by Buck
Mickel  and Minor  H.  Mickel includes 202,816 shares
directly owned  by Buck  Mickel,  116,854 shares directly
owned  by  Minor  H. Mickel  and  all  of  the 1,240,634
shares  owned  by  Micco Corporation.  See Note (4).
   (6)  The number of shares shown as beneficially owned
by Minor  M. Shaw includes 264,978 shares owned by her
directly or  as  custodian  for  her children,
approximately  14,638 shares   beneficially  owned  by
her  husband  through                                an
individual retirement account or as custodian for her children, and all of the 1,240,634 shares owned by Micco Corporation. See Note (4).

   (7) The number of shares shown as beneficially owned by Charles C. Mickel includes 252,700 shares owned by him directly, 100 shares owned by his wife and all of the 1,240,634 shares owned by Micco Corporation. See
Note (4).

   (8) C. C. Guy is a director of the Company. The number of shares shown as beneficially owned by C. C. Guy includes 18,968 shares owned by his wife, as to which shares Mr. Guy disclaims beneficial ownership.

   (9) Dr. Kane is a director of the Company. The shares shown as beneficially owned by him are held in a Keogh account or an IRA account.

  (10)  Dr. Lennon is a director of the Company.

   (11)   Ms. Greer is Vice President and Secretary  of the Company.
                                     The number of shares shown as
beneficially owned by Ms. Greer includes approximately 946 shares allocated to her account per the latest report of the Company's
Employee Retirement   Plan  for  fiscal  1994.   The allocation
                                  to employees of the fiscal 1995
contribution to such  plan has not been completed.  Ms. Greer is fully
vested in the shares allocated   to   her  account  in  the  Company's
Employee Retirement Plan. Also included are 7,500 unissued shares which can be acquired by the exercise of options exercisable within
60 days of October 2, 1995, but excludes 6,000 unissued shares covered by incentive stock awards which are not exercisable within 60 days after October 2, 1995.
  (12)  Mr. Stevens is Controller and Assistant Secretary
of the  Company.   The number of shares shown  as
beneficially owned  by  Mr.  Stevens  includes
approximately  217  shares allocated  to  his  account per
the  latest  report  of  the Company's  Employee
Retirement Plan for  fiscal  1994.               The
allocation  to employees of the fiscal 1995 contribution
to such plan has not been completed.  Mr. Stevens is not
vested in  any  shares  allocated to his account in  the
Company's Employee  Retirement Plan.  Also included are
9,500 unissued shares  which  can  be acquired by the
exercise  of  options exercisable within 60 days of
October 2, 1995, but  excludes 5,500  unissued  shares
covered by options  which  are  not exercisable within 60
days after October 2, 1995, and  6,000 unissued shares
covered by incentive stock awards which  are not
exercisable within 60 days after October 2,     1995.

   (13)   Ms.  Jones is Assistant Secretary of the
Company. The  number  of shares shown as beneficially
owned  by  Ms. Jones  includes  approximately 114 shares
allocated  to  her
account  per  the  latest report of the  Company's
Employee Retirement   Plan  for  fiscal  1994.   The
allocation   to employees of the fiscal 1995 contribution
to such  plan  has not  been completed.  Ms. Jones is not
vested in any  shares allocated                     to
her  account  in  the  Company's
Employee
Retirement Plan. Also included are 1,500 unissued shares which can be acquired by the exercise of options exercisable within 60 days of October 2, 1995, but excludes 600 unissued shares covered by incentive stock awards which are not exercisable within 60 days after October 2, 1995.

   (14)  Includes all shares deemed to be beneficially
owned by  any  director  or executive officer.   Includes
588,281 shares  of  the Company's common stock held by the
Company's Employee  Retirement Plan.  Each participant in
the Employee Retirement Plan has the right to direct the
manner in  which the  trustee of the Plan, Jane H. Greer
(Vice President  and Secretary  of  the Company), votes
the shares  held  by  the Employee  Retirement  Plan
which  are  allocated  to   such participant's account.
Except for shares as to which such a direction      is
made,  the  shares  held  by  the
Employee
Retirement Plan are voted by the trustee in the manner directed by the Plan's committee which includes
Jane  H. Greer  and  Douglas  J.  Stevens (Controller  and
Assistant Secretary of the Company) as members. The number of shares shown in the table includes an aggregate of 18,500 nonissued shares subject to employee stock options held by executive officers which are exercisable within 60 days or less, but excludes
5,500 non-issued shares subject to employee stock options held by executive officers which are not exercisable within 60 days and 12,600 non-issued shares covered by incentive stock awards which are not exercisable within 60 days of October 2, 1995.

  (15)  Less than one percent.

  (16) The number of shares shown in the table excludes the shares with approximate value of $10,000 per person to be acquired in October 1995, as described in "Management Compensation-Director Compensation."


                    EXECUTIVE OFFICERS

 The following provides certain information regarding the executive officers of the Company.

Name and Age                   Position
E.  Erwin Maddrey, II (54)     President and Chief Executive Officer (1)

Bettis  C.  Rainsford  (44)    Executive  Vice President, Chief Financial
                               Officer and Treasurer (1)

Jane  H.  Greer (57)           Vice President and Secretary(2)

Douglas  J.  Stevens  (62)     Controller  and Assistant Secretary (3)

Brenda L. Jones (50)           Assistant Secretary (4)


  (1) See information under "Election of Directors."

   (2)  Jane  H.  Greer  became associated  with  Old
Delta Woodside's predecessors in July 1986, and was
elected a Vice President of Old Delta Woodside in November
1986, in  charge of              human  resources  and
other  related  areas,  Assistant
Secretary  of  Old  Delta  Woodside  in  November  1987
and Secretary of Old Delta Woodside in August 1988. She became Vice President and Secretary of the Company on November 15, 1989.

    (3)  Douglas  J.  Stevens  was  elected  Controller
and Assistant  Secretary  of the Company  effective
August  and September  1992.   From February 1991 to
August  1992,  Mr. Stevens was Vice President of Finance
and Administration for Duck Head Apparel Company, a
division of a subsidiary of the Company. From  1972  to
1986, he  was  a  Corporate  Vice
President  of  Riegel Textile Corporation  (engaged  in
the manufacture  and sale of textiles).  From 1987 to
1988,  he was  Chairman of Eagle Mills, Inc. (a converter
of  textile fabrics).   From January 1989 to February
1991, Mr.  Stevens was Operations Director of Blue Ridge
Care, Ltd. (engaged in the manufacture and sale of disposable diapers) in England. Blue Ridge Care, Ltd.
commenced a receivership proceeding approximately five months after Mr. Stevens ceased his affiliation with that company.

  (4) Brenda L. Jones was elected Assistant Secretary of
Old Delta  Woodside  in  November 1988.   She  became
Assistant Secretary  of the Company on November 15, 1989.
Since  July 1987,  she  has  been  Vice President  and
Chief  Financial Officer   of    The  Rainsford
Development  Corporation,   a
corporation wholly-owned by Bettis C. Rainsford which is engaged in general business development activities.

 The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.


                  MANAGEMENT COMPENSATION

Summary Compensation Table

    The following table sets forth certain information respecting the compensation earned by the Chief Executive Officer, the Chief Financial Officer, and the other two executive officers who earned salary and bonus in fiscal 1995 in excess of $100,000 (the
"Named Executives")  during the  fiscal years ended July
1, 1995, July 2, 1994 and  July 3, 1993.

                SUMMARY COMPENSATION TABLE


                                                                           Long-Term
                                             AnnualCompensation           Compensation

                                                                      Other      Awards               All
                                                                      Annual    Securities            Other
                                                                     Compen-   Underlying            Compen-
 Name and                             Salary         Bonus           sation    Options/SARs           sation
Principal Position           Year     ($)(a)       ($)(a)(b)          ($)(c)       (#)(d)               ($)


E.Erwin   Maddrey,II,        1995     492,311             0             0            0          34,678 (j)(n)(o)
   President  &  Chief       1994     450,021             0             0            0          30,125 (j)(n)(o)
   Executive   Officer       1993     412,699             0             0            0          25,203 (j)(n)(o)

Bettis  C.  Rainsford,       1995      442,308(f)         0             0            0          14,450 (k)(n)(o)
  Executive  VP,  CFO,       1994      400,000(f)         0             0            0          13,838 (k)(n)
  &  Treasurer               1993      366,077(g)         0             0            0          11,138 (k)(n)

Jane  H.  Greer,             1995      131,077       22,000        12,587            0             590 (l)(o)
  Vice  President            1994      126,000       17,250        17,315       10,000(h)        2,827 (l)(o)
  &  Secretary               1993      121,846       24,000        35,023            0           2,983 (l)(o)

Douglas J. Stevens,          1995      106,539       20,000         9,350            0             633 (m)(o)
  Controller  &              1994      102,885       12,228        17,315       10,000(i)        2,304 (m)(o)
  Asst.  Secretary  (e)      1993      100,000       17,000        23,896       14,333(i)          602 (m)(o)

   (a) The amounts shown in the column include sums the receipt of which has been deferred pursuant to the Company's 401(k) plan or the Company's deferred compensation plan.

   (b)   Amounts  in  this column are cash bonuses  paid to
reward   performance  as  described  in   the Compensation
Committee's Report below.

   (c)   The amounts in this column were paid by the Company
in connection with the vesting of awards under the
Company's Incentive   Stock  Award  Plan  and  were   in
each   case approximately   sufficient,  after  the
payment   of all applicable  income  taxes, to pay the
participant's
federal and state income taxes attributable to the vesting of the award.

   (d) For purposes of this table, awards under the Company's Incentive Stock Award Plan are treated as options.

   (e)   Mr.  Stevens was elected Controller  and  Assistant
Secretary  of  the Company effective August  and
September, 1992.   The  information in the table includes
Mr.  Stevens' compensation for all of fiscal 1993.

   (f)   Of  this amount $150,000 was paid to The Rainsford
Development Corporation, a company wholly owned by Mr. Rainsford.

   (g)   This  amount was paid to The Rainsford Development
Corporation, a company wholly owned by Mr. Rainsford.

   (h) During fiscal 1994, Ms. Greer was granted an award covering 10,000 shares under the Company's Incentive
Stock Award Plan.

   (i) During fiscal 1994, Mr. Stevens was granted an award covering 10,000 shares under the Company's
Incentive  Stock Award Plan.  During fiscal 1993, Mr.
Stevens was granted an award covering 3,333 shares under the Company's Incentive Stock Award Plan and an option for 11,000 shares under the Company's Stock Option
Plan.

   (j) The fiscal 1995 amount represents $33,750 premium paid by the Company for $10 million of life insurance on the life of Mr. Maddrey and $928 allocated to Mr. Maddrey's account under the Company's Employee Retirement
Plan  (the "Retirement  Plan").   The  fiscal  1994
amount represents $26,838 premium paid for such life insurance and $3,287 allocated to Mr. Maddrey's
account under  the  Retirement Plan.   The  fiscal 1993
amount represents $20,938 premium paid for such life insurance and $4,265 allocated to Mr. Maddrey's account under the Retirement Plan.
  (k)  The amount represents the premium paid by the
Company for  $10  million  of  life insurance on  the
life  of  Mr. Rainsford.   Fiscal  1995 was the first year
in  which  Mr. Rainsford   participated  in  the
Retirement   Plan.  The allocation  to employees of the
fiscal 1995 contribution to such plan has not been completed.

(l) The amount was allocated to Ms. Greer's account under the Retirement Plan.

   (m)  Of the fiscal 1995 amount, $472 was allocated to
Mr. Stevens'  account  under the Retirement Plan  and
$161  was earned  on Mr. Stevens' deferred compensation at
a  rate  in excess  of 120% of the Federal mid-term rate.
Of the fiscal 1994  amount,  $2,002 was allocated to Mr.
Stevens'  account under  the  Retirement  Plan and  $302
was  earned  on  Mr. Stevens' deferred compensation at a
rate in excess  of  120% of  the  Federal mid-term rate.
Of the fiscal 1993  amount, $531  was  allocated  to  Mr.
Stevens'  account  under  the Retirement Plan and $71 was
earned on Mr. Stevens'  deferred compensation at a rate in
excess of 120% of the Federal midterm rate.
   (n)  The Company pays the premiums due for life
insurance policies which total $10 million on each of the
lives of Mr. Maddrey  and Mr. Rainsford.  The proceeds of
these  policies are  payable to the beneficiary or
beneficiaries  chosen  by Mr.  Maddrey  or Mr. Rainsford,
as the case may  be.   These life  insurance policies were
established in connection with the                First
Refusal  Agreements  described  in  this  Proxy
Statement under the heading "Related Party Transactions."

   (o)   The  Retirement Plan allocation shown for a
fiscal year  was allocated to the participant's account
during that fiscal year, although the amount of the
allocation may  have been  determined  in whole or in part
on the  basis  of  the participant's compensation during
the prior fiscal year.   A participant  may  withdraw
amounts  or  shares                               from
the
Retirement  Plan only upon retirement, death, disability
or other  termination of employment.  Amounts  allocated
to  a participant's account under the Retirement Plan
generally do not  vest until expiration of a five-year
service period  at which  time  the  amounts  become fully
vested.   Immediate vesting  would  occur upon a
participant's reaching normal retirement age, death or disability. Mr. Maddrey and Ms. Greer are vested in the amounts allocated to their accounts, but neither Mr.
Rainsford nor Mr. Stevens is vested in the amounts allocated to his account, under the Retirement Plan.

   The  amounts  shown  in the table above  do  not
include reimbursement by the Company or its subsidiaries
for certain automobile expenses, club memberships and
other items.                                      The
non-business personal benefit to any executive officer of these amounts does not exceed 10% of the executive officer's total salary and bonus.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal
Year-End Option/SAR Values     The   following   table  provides
certain information respecting the exercise by any Named Executive during fiscal 1995 of awards granted under the Company's Incentive Stock Award Plan and options granted under the Company's Stock Option Plan. For purposes of this table, awards under the Company's Incentive Stock Award Plan are treated as options.




          AGGREGATED OPTION/SAR EXERCISES IN LAST
         FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                 Number of Securities   Value of Unexercised
         Shares                Underlying Unexercised In-The-Money Options/SARs
        Acquired     Value     Options/SARs at FY-End          at FY-End
        on Exercise  Realized           (#)($)
Name      (#)         ($)    Exercisable Unexercisable Exercisable Unexercisable

Jane H.
 Greer     2,000     15,730     7,500       6,000         29,063       47,190

Douglas J.
 Stevens   2,000     15,730     9,500   11,500             1,018       48,208


Director Compensation

   The Company pays each Director who is not an officer of the Company a fee of $20,000 per year, plus provides approximately $10,000 annually for each such Director with which shares of the Company's common stock are purchased. These shares may be newly-issued or acquired in the open market for such purpose. Each
Director is also reimbursed for         his  reasonable
travel  expenses  in  attending  each
meeting.

   The  Company  has  established the Directors'
Charitable Giving Program covering each director of the Company. Under the program, after the death of a director, the Company will make an aggregate donation of $500,000, to be paid in 10 annual installments commencing no later than six months after the director's death, to one or more charitable organizations selected by such director. With respect to Max Lennon, E. Erwin Maddrey, II and Bettis C.
Rainsford, the program will be funded by life insurance policies owned and to be paid for by the Company on the lives of such directors. The life insurance policies became effective on July 1, 1991.
   Notwithstanding any statement in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act incorporating future filings, including this Proxy Statement, in whole or in part, the following Performance Graph and the Compensation Committee Report below shall not be incorporated by reference into any such filing.

                     PERFORMANCE GRAPH

   Set forth below is a line graph comparing the yearly change in the cumulative total stockholder return, assuming dividend reinvestment, on the Company's Common
Stock with the cumulative total return, assuming dividend reinvestment, on the Standard & Poor's 500 Stock Index and a peer group, constructed by the Company, consisting of nine corporations
(not including the Company) that are engaged in the manufacture and sale of textile products and apparel.

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG DELTA WOODSIDE INDUSTRIES, INC.,
S&P 500 STOCK INDEX & PEER GROUP




On Page 13 a line graph appears where indicated. Plot points are listed below:


This Performance Graph assumes that $100 was invested in
the common   stock  of  Delta  Woodside  Industries,  Inc.
and
comparison groups on June 30, 1990 and that all dividends have been reinvested.

The Peer Group is composed of the following companies:
Farah,    Inc.           Haggar   Corp.         SpringsIndustries, Inc.
Galey  & Lord, Inc.      Russell Corp.          TexfiIndustries, Inc.
Guilford Mills, Inc.     Salant Corp.           Tultex Corp.

            REPORT OF THE COMPENSATION COMMITTEE
                 OF THE BOARD OF DIRECTORS

    This   report   of  the  Compensation   Committee
(the
"Committee")  of the Board of Directors of the Company
sets forth  the  Committee's policies with regard to
compensation of  the  Executive  Officers of the Company,
including  the relationship   of   corporate   performance
to   executive compensation.

Executive Compensation Policies

  Decisions regarding certain aspects of the compensation
of the Company's executive officers are made by the five
member Compensation Committee of the Board, each of whom
is a  nonemployee director.   The  Committee  believes
that    its
compensation practices are designed to attract, retain, and motivate key Company executives to achieve short, medium, and long term goals which the Committee believes will enhance the value of the shareholders' investment in the Company. These objectives are implemented through:

A.Cash  bonuses  to  reward  the achievement  of  specific
     performance goals,
B.Grants  of stock awards under the Incentive Stock  Award
     Plan,

C.Grants of stock options under the Stock Option Plan, and

  D.Payment of base salaries at levels that are competitive with those paid by the peer group of companies shown on the Performance Graph above. The peer group companies are certain textile and apparel companies currently listed on the New York
     Stock Exchange.

Compensation of Executive Officers Other than Chief
Executive Officer and Chief Financial Officer

   The Company's executive officers other than the Chief Executive Officer and the Chief Financial
Officer (the "Other Officers") received compensation for fiscal 1995 which included both fixed and performance-based components. The Other Officers' compensation consisted of the following elements: base salary, cash bonuses, the vesting of awards under the Incentive Stock Award Plan, and the vesting of options under the Stock Option Plan.

   Cash bonuses to the Other Officers are made based on the recommendation of the Company's Chief Executive
Officer who considers on a subjective basis several performance-related factors.
These include, but are not limited to, the Company's operating earnings as a percent of net capital employed, the total bonus pool earned by the Company's operating divisions, and the movement in the Company's yearto-year operating earnings. For fiscal
1995, the total cash bonuses  awarded  to  the two Other
Officers named in the Summary Compensation Table above amount to 18% of their total salaries.

   Each  Other  Officer participates in the Incentive
Stock Award  Plan  which was approved by the shareholders
of  the Company in November 1990, and a proposed amendment
to  which is  subject  to  a vote of the shareholders  at
the  Annual Meeting.
Awards made under this plan to the Other Officers
have   been  structured  so  that  sixty  percent  of
each individual's  award will vest by remaining in
service  with the  Company through predetermined
anniversary dates and  up to forty percent of each
individual's award will vest if the Company   meets
specified performance targets respecting cumulative operating profits. While the number of shares covered by any award to an Other Officer is not determined by specific, non-subjective criteria, the determination of such number takes into account the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that are deemed relevant to the accomplishment of the purposes of the plan.
The
Committee believes that this plan is an important tool to the achievement of medium term goals.

   Each  Other Officer also participates in the Stock
Option Plan  which was approved by the shareholders of the
Company in  November  1990,  and a proposed amendment  to
which  is subject to a vote of the shareholders at the
Annual Meeting. The  purpose  of  this  plan is to promote
the  growth  and profitability of the Company over a
longer term by  enabling
the  Company  to  attract and retain key  and  middle
level managers  of  outstanding competence and by
increasing  the personal  participation of its executives
in  the  Company's performance by providing these
executives with an additional equity  ownership
opportunity in the  Company.   In  making option  grants
to  the Other Officers,  no  specific,  nonsubjective
criteria are used, but the  factors  taken  into account
include  the  level  and  responsibility   of
the
executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that are deemed relevant to the accomplishment of the purposes of the plan. Each option granted under the plan to an Other
Officer has provided that the option becomes exercisable in stages over a period of four years.
Compensation Paid to the Chief Executive Officer and the Chief Financial Officer

   The  compensation of each of the Chief Executive
Officer and  the  Chief Financial Officer has historically
included both  fixed  and performance-based (cash bonus)
components. For  fiscal 1995 the compensation of such
officers consisted of base salary only.  No cash bonuses
were paid to either of these officers for fiscal 1995.
 In  determining  cash  bonuses for  the  Chief  Executive
Officer  and  the  Chief  Financial Officer,  the
Committee considers the performance of the Company against
that of the textile and apparel industries and the total
compensation of the  CEO  and  the CFO as compared to
their respective  peer groups  in  the  textile  and
apparel  industries.   As   a guideline,  the Committee
takes into account the difference between the latest fiscal year's profits before interest and taxes and those of fiscal year 1991. In the Committee's judgment, these factors did not support the award of a cash bonus for fiscal 1995 to the Chief Executive Officer or the Chief Financial Officer.

    Neither  the  Chief  Executive  Officer  nor  the
Chief Financial  Officer  is  eligible, under  the  terms
of  the relevant plan, to receive an award under the
Incentive Stock Award  Plan  or  an  option under  the
Stock  Option  Plan. However,  since these two executives
each owns approximately 13%  of  the  Company's  shares
presently  outstanding,  the Committee  believes  that
they  are  highly  motivated   to increase shareholder
value on a long term basis.
 In  setting  base salary levels for the  Chief  Executive
Officer  and  the  Chief  Financial Officer,  the
Committee considers the possible bonus awards and attempts to set base salary levels so that total compensation, including bonuses, will be near to that of the median of Chief Executive Officers and Chief Financial
Officers of the peer group  of companies.

                  Compensation Committee
          Buck Mickel, Chair          Dr. Max Lennon
          C.C. Guy                    Buck A. Mickel
          Dr. James F. Kane

              COMPENSATION COMMITTEE INTERLOCKS
                  AND INSIDER PARTICIPATION

    The  following  directors  served  on  the
Compensation Committee of the Company's Board of Directors
during  fiscal
1995:   Buck Mickel, as Chair, C.C. Guy, Dr. James F.
Kane, Dr. Max Lennon and Buck A. Mickel.
   C.C.  Guy  served as Chairman of the Board of  Old
Delta Woodside or its predecessors from the founding of
Old  Delta Woodside's  predecessors in 1984 until November
1989.   Buck A.  Mickel was a Vice President of Old Delta
Woodside or its predecessors  from  the  founding of  Old
Delta  Woodside's predecessors  until November 1989,
Secretary  of  Old  Delta Woodside  from  November 1986 to
March 1987,  and  Assistant Secretary of Old Delta
Woodside from March 1987 to  November 1988.

     PROPOSED AMENDMENT TO INCENTIVE STOCK AWARD PLAN

      The  Board of Directors and the Compensation
Committee recommend  that  the shareholders approve
adoption  by  the Company  of  an amendment to the Delta
Woodside  Industries, Inc.  Incentive Stock Award Plan
(the "Incentive Plan",  and as  proposed  to  be amended
the "Amended Incentive  Plan"). The proposed amendment
increases the number of shares of the Company's common
stock that may be issued pursuant to awards granted  under
the plan from an aggregate of 300,000  to  an aggregate
of  800,000.   The  Board  and  the  Compensation
Committee  recommend  approval  of  the  proposed
amendment because they believe that the Incentive Plan is
an effective component of management compensation and an
expansion of the number  of shares available under the
plan is necessary  for purposes  of  certain  outstanding
awards  and  to  continue operation of the plan, which was
adopted in 1990.  Except as set  forth  above, the
Incentive Plan would remain unaltered in all material
respects.
      Under  the  Amended Incentive Plan,  the
Compensation Committee would have the discretion to grant
awards  for  up to  an  aggregate maximum of 800,000
shares of the Company's common  stock (including shares
previously issued under  the plan).   As  of September 28,
1995, an aggregate of  268,249 shares  of  the  Company's
common stock had previously  been issued  under  the  plan
(including an  aggregate  of  5,600 shares  which  have
been awarded to  non-executive  officer employees,  for
service  or  performance,  otherwise   than pursuant to
Incentive Stock Award Agreements, but which  the Company
has treated as using the aggregate number of  shares
authorized to be issued pursuant to the Incentive Plan
(the "Special Share Awards")).
      The  purposes  of the Amended Incentive  Plan  are
to establish or increase the equitable ownership in the
Company by  key and middle level management employees of
the Company or  its  subsidiaries and to provide
incentives to  key  and middle  level  management
employees of the  Company  or  its subsidiaries through
the prospect of such stock ownership.
      The Amended Incentive Plan authorizes the
Compensation Committee  to  grant  to officers or  other
key  management employees  or  middle  level  management
employees  of  the Company or any of its subsidiaries
rights to acquire  shares of  the Company's common stock
at $.01 cash per share  under Incentive  Stock Award
Agreements.  Awards may  be  made  to reward  past
performance  or to induce  exceptional  future
performance.   The  Compensation Committee  administers
the
Incentive Plan and determines the officers or key or
middle level  management employees to whom awards will  be
granted and  the  amount of any award.  Any person who
beneficially
owns  5%  or more of the Company's outstanding common
stock and directors who are not also employees are not
eligible to participate  in  the plan.  As of September
28,  1995,  173 employees   of   the   Company  or  its
subsidiaries   were participants in the plan.
     A participant may receive an incentive stock award
only upon  execution  of an Incentive Stock Award
Agreement  with the Company.  The Incentive Stock Award
Agreement sets forth the  circumstances under which the
award granted thereby (or portion  thereof)  is
forfeited.  These  circumstances  may include (i) the
termination of employment of the participant with  the
Company or any subsidiary thereof, for any  reason other
than death, retirement or permanent total disability,
prior  to  the date set forth in the Incentive  Stock
Award
Agreement  when  the  award  (or relevant  portion
thereof) vests,  and (ii) such additional circumstances
(which  could include, in the case of certain shares
covered by an  award, the  failure by the Company or a
division of the Company  to meet
certain  performance  criteria)  as  may  be   deemed
appropriate by the Compensation Committee. The forfeiture circumstances may vary among the shares covered by an award. In the event an award (or portion thereof) is forfeited pursuant to the terms of the applicable
Incentive  Stock Award
Agreement, the participant shall immediately have no further rights under such award (or portion thereof) or in the shares covered thereby, and the shares may again become available for purposes of the Amended Incentive
Plan.

      Each  Incentive Stock Award Agreement sets  forth
the circumstances  under  which the award  granted
thereby  (or portion  thereof)  shall  vest.   These
circumstances
may
include (i) the participant being an employee with the Company or any subsidiary on the date set forth in the Incentive Stock Award Agreement and (ii) such additional circumstances (which could include, in the case of certain shares covered by an award, the Company or a division of the Company having met certain performance criteria) as may be deemed appropriate by the Compensation Committee.
The
vesting circumstances may vary among the shares covered by an award. In the event an award (or portion thereof) vests pursuant to the terms of the applicable
Incentive  Stock Award
Agreement, the Company shall issue and deliver, or cause to be issued and delivered, to the participant or his or her legal representative, certificate(s) for the number of shares covered by the vested portion of the award, subject to receipt by the Company of the $.01 per share cash purchase price.

      The recipient of an award will not pay the Company any amount at the time of the receipt of the award.
Ordinarily, the holder of an award will realize taxable income when the award
(or portion thereof) vests in an amount equal to the excess of the fair market value of the covered shares on the date the award (or portion thereof) vests over the $.01 per share cash purchase price. At the same time, the Company should be allowed a tax deduction equivalent to the holder's taxable income arising from such vesting.
The Amended Incentive Plan provides that, at or about the time the award (or portion thereof) vests, the Company shall pay the participant cash sufficient to pay the participant's income tax liability associated with the vesting and the receipt of such cash. Any such cash payment would be taxable as income to the participant and deductible by the Company.

      Until the issuance and delivery to the participant
of
certificate(s)  for shares pursuant to  the  vesting  of
an award,  the  participant  has  none  of  the  rights
of   a shareholder with respect to such shares.
      The Amended Incentive Plan provides that the Board
of Directors (or committee thereof) may terminate or amend
the plan,  except that shareholder approval is required
in  the event any such amendment would (i) increase the
total number of  shares  of common stock covered by the
plan  (except  in connection with the antidilution
provisions of the plan), or (ii) change the $.01 per share
purchase price of stock under the plan.
      Since July 4, 1993, awards have been granted under
the Incentive  Plan  covering more shares in the aggregate
than are  available for issuance under the plan.  To  the
extent any  such  award has covered more shares than are
authorized by  the  plan, the award has been contingent on
approval  by the shareholders of the proposed plan
amendment described in this Proxy Statement.  As of
September 28, 1995, awards  are outstanding  covering an
aggregate of  119,744  shares  (the "Excess  Shares") in
excess of the current  total  limit  of 300,000   shares.
If  the  proposed  plan   amendment
is
authorized, these awards will vest in accordance with
their terms.   The  table below shows the number of Excess
Shares covered  by  outstanding  awards  granted  to  any
of   the executive  officers,  all current executive
officers  as  a group,  any non-executive officer employee
who has  received 5%  or  more of the aggregate awards
under the plan and  all non-executive  officer employees
as a  group.   No  director currently  participates in the
Incentive Plan, and Jane H. Greer, Douglas J. Stevens and Brenda L. Jones are the only executive officers who participate in the plan.


                   PLAN AMENDMENT BENEFITS
   Incentive Stock Award Plan, as Proposed to be Amended

                          Number of Excess Shares     Dollar Value ($) ofsuch
Name and Position         Authorized by Amendment       Excess Shares (1)

Jane H. Greer                       4,749                    36,164
Vice President
and Secretary

Douglas J. Stevens                  4,749                    36,164
Controller and Assistant
Secretary

Brenda L. Jones                       475                     3,617
Assistant Secretary

Executive Officer Group             9,973                    75,945

William F. Garrett                  7,123                    54,242
President, Delta Mills
Marketing Co.

Non-Executive Officer             109,771                   835,906
Employee Group


(1) Based on the closing sales price of $7.625 per share on September 28, 1995.

 The following tables provide certain other information with respect to the Incentive Plan:
                                                            Aggregate Market    Aggregate
                        Shares  Covered  Shares Covered     Value in Excess     Payments for Income
                             by                by           of Exercise Price   Taxes Attributable
                        Awards Granted   Awards Exercised   of Exercised          To Awards
Name  and  Position     Since Inception  Since Inception    Awards ($) (1)        Exercised ($) (2)

Jane H. Greer              20,000            12,176            146,248              99,671
Vice President and
Secretary

Douglas J. Stevens         14,333             7,125             76,657              48,333
Controller and Assistant
Secretary

Brenda L. Jones             2,000             1,218            14,629                9,522
Assistant Secretary

All current executive      36,333            20,519           237,534              157,526
officers, as a group

William F. Garrett         25,000            16,000           185,465              134,161
President, Delta Mills
Marketing Co.

All non-executive officer 447,726           247,730         2,477,267            1,520,497
employees, as a group (3)

(1) Based on the closing sales prices per share on the pertinent vesting dates.
(2) Excludes payments for income taxes attributable to Special Share Awards for an aggregate of 450 shares for which the tax payment calculations were not complete as of September 28, 1995.
(3)  Includes Special Share Awards.

[CAPTION]
                          Shares Covered   Shares Covered       Dollar Value of
                          by Awards        by Awards            Awards
                          Forfeited Since  Outstanding at       Outstanding at
Name  and  Position       Inception       September 28,1995   September 28, 1995
                                                                  ($) (4)

[S]                       [C]              [C]                  [C]
Jane H. Greer                 1,824            6,000                45,690
Vice President and
Secretary

Douglas J. Stevens            1,208            6,000                45,690
Controller and Assistant
Secretary

Brenda L. Jones                 182              600                 4,569
Assistant Secretary
All current executive         3,214           12,600                95,949
officers, as a group

William F. Garrett                0            9,000                68,535
President, Delta Mills
Marketing Co.

All non-executive  officer   61,302          138,694             1,056,155
employees, as a group

(4) Based on the closing sales price of $7.625 per share on September 28, 1995.


     Each of Jane H. Greer, Douglas J. Stevens and Brenda L. Jones, as a current participant in the Incentive Plan with awards covering Excess Shares and a potential participant in the Amended Incentive Plan, could be deemed to have an interest  in  approval of the proposed  amendment
described above.                                   Since
any individual who beneficially owns 5% or more of the outstanding shares of the Company's common stock is ineligible to participate in the Incentive Plan or the Amended Incentive Plan, E. Erwin Maddrey, II and Bettis C. Rainsford have not received any awards under the plan.

     The proposed amendment described above to the
Incentive Plan  is  being submitted to the shareholders of
the Company for  approval  in order to qualify certain
aspects  of  the operation  of  the Amended Incentive Plan
for  an  exemption from   the   six-month-short-swing-
profit   rules   of   the Securities  Exchange Act of
1934, as amended (the  "Exchange Act").            If  the
proposed amendment is not approved by the requisite shareholder vote (described above), it shall not become effective and the portion of each outstanding award respecting any Excess Shares shall terminate.

      Approval of the proposed amendment of the Incentive Plan is not contingent on approval of the proposed amendment described below to the Company's Stock
Option Plan.
          PROPOSED AMENDMENT TO STOCK OPTION PLAN

      The  Board of Directors and the Compensation
Committee recommend  that  the shareholders approve
adoption  by  the Company  of  an amendment to the Delta
Woodside  Industries, Inc.  Stock Option Plan (the "Option
Plan", and as  proposed to  be  amended  the "Amended
Option Plan").   The  proposed amendment  increases the
number of shares of  the  Company's common  stock that may
be issued pursuant to options granted under  the plan from
an aggregate of 300,000 to an aggregate of  600,000.   The
Board and the Compensation Committee recommend approval of the proposed amendment because they believe that the Option Plan is an effective component of management compensation and, if all currently outstanding options were exercised in full, additional options covering fewer than 40,000 shares could currently be granted pursuant to the plan, which was originally adopted in 1990. Except as set forth above, the Option Plan would remain unaltered in all material respects.

       Under  the  Amended  Option  Plan,  the
Compensation Committee would have the discretion to grant
options for  up to  an  aggregate maximum of 600,000
shares of the Company's common  stock (including shares
previously issued under  the plan).   As  of September 28,
1995, an aggregate of  135,750 shares  of  the  Company's
common stock had previously  been issued pursuant to the
plan.
      The  purpose of the Amended Option Plan is to
promote the   growth  and  profitability  of  the  Company
and  its
subsidiaries by increasing the personal participation of key and middle level executives in the performance of the Company and subsidiaries, by enabling the Company and subsidiaries to attract and retain key and middle level executives of outstanding competence and by providing such key and middle level executives with an equity opportunity in the Company. The Compensation
Committee administers the Option Plan.

      Participation in the Amended Option Plan is determined by the Compensation Committee and is limited to those key and middle level executives, who may or may not be officers or members of the Board, of the Company or its subsidiaries who have the greatest impact on the Company's long-term performance. In making any determination as to the key and middle level executives to whom options shall be granted and as to the number of shares to be subject thereto, the Compensation
Committee shall take into account, in each case, the level and responsibility of the executive's position, the level of the executive's performance, the executive's level of compensation, the assessed potential of the executive and such other factors as the Compensation Committee shall deem relevant to the accomplishment of the purposes of the plan. Any person who beneficially owns stock representing 5% or more of the outstanding stock of the Company and directors who are not also executives are not eligible to participate in the Amended Option
Plan.  As
of September 28, 1995, 47 employees of the Company or its subsidiaries were participants in the Option Plan.

      The  term of each option shall be established  by
the Compensation Committee, but shall not exceed ten
years,  and the option will be exercisable according to
such schedule as the Compensation Committee may determine.
The recipient  of an option will not pay the Company any
amount at the time of receipt  of  the  option.   If an
option  shall  expire  or terminate        for  any
reason  without  having   been   fully
exercised,  the  unpurchased shares subject  to  the
option shall                               again  be
available for the purposes of  the  Amended
Option Plan.

      In  the  discretion  of  the  Compensation
Committee, options  granted  under  the  Amended  Option
Plan  may  be "incentive  stock options" for federal
income tax  purposes. The  Company  is  not allowed a
deduction  at  any  time  in connection  with,  and the
participant  is  not  taxed  upon either  the  grant  or
the exercise of, an "incentive  stock option".  The
difference between the exercise price of  such an option
and the market value of the shares of common stock at
the  date  of  exercise,  however,  constitutes  a  tax
preference item for the participant in the year of
exercise for  alternative  minimum tax purposes.  To
qualify  as  an incentive                  stock   option,
the  stock  acquired   by                  the
participant  must be held for at least two years  after
the option  is  granted and one year after it is
exercised.    If
the  participant satisfies these time requirements, then
he
or  she  will  be  taxed only upon any  gain  realized
upon disposition  of the stock.  The participant's gain
at  that time will be equal to the difference between the
sales price of  the  stock and the stock option price.  If
an  incentive stock option is exercised after the death of
the employee by the  estate of the decedent, or by a
person who acquired the right  to exercise such option by
bequest or inheritance  or by  reason  of the death of the
decedent, none of  the  time requirements described above
in this paragraph shall apply.
       If  the  participant  fails  to  satisfy  these
time requirements, the option will be treated in a manner
similar to  options  that  are  not incentive  stock
options.
The
participant  is  generally not taxed upon the  grant  of
an option that is not an incentive stock option.  Upon
exercise of  any  such  option,  the participant
recognizes  ordinary income equal to the difference
between the fair market value of  the  shares of common
stock on the date of exercise  and the  exercise  price.
Generally, the  Company  receives   a deduction for the
amount the participant reports as ordinary income  arising
from the exercise of the  option.   Upon  a subsequent
sale  or disposition of the  stock,  the  holder would be
taxable on any excess of the selling price over the fair
market  value  at  the  date  of  exercise.   If
the
participant fails to satisfy the time requirements described above with respect to an option intended to be an incentive stock option, the income to the participant and the deduction for the Company shall arise at the time of the early disposition and shall equal the excess of
(a) the lower of the fair market value of the shares at the time of exercise or such value at the time of disposition over (b) the exercise price.

       Under  the  Amended  Option  Plan,  the
Compensation Committee  determines  the  period  of  time
(up  to  three months),  if any, when an option may be
exercised after  the participant's  termination of
employment with  the  Company, unless  the  participant
dies while in  the  employ  of  the Company  or  (if  the
Compensation Committee so  determines) within
such   three-month  period  or  the   participant's
employment   is  terminated  by  reason  of  having
become permanently and totally disabled, in which event the option may be exercised during the one-year period after the date of termination of the participant's employment. In no event may an option be exercised after the expiration of its fixed term.

      The price per share at which each option granted under the Amended Option Plan may be exercised shall be such price as shall be determined by the Compensation
Committee at the time of grant based on such criteria as may be adopted by the Compensation Committee in good faith; provided, however, in the case of an option intended to qualify as an incentive stock option, the price per share shall not be less than the fair market value of the stock at the time such option is granted.
The Amended Option Plan provides that in no event shall the exercise price per share of an option granted under the Amended Option Plan be less than 50% of the fair market value per share of the Company's common stock on the date of the option grant.

      Options  may be exercised by the participant
tendering to the Company payment in full of the exercise
price for the shares  as  to  which  the option is
exercised, with such payment to be in cash or, if the Compensation Committee so determines at the time of grant, in shares of the  Company's
common stock.
      The Amended Option Plan provides that it may be terminated or amended by the Board of Directors (or committee thereof), except that shareholder approval would be required in the event an amendment were to (i) materially
increase the  benefits  accruing  to  participants,   (ii)
increase  the number of securities issuable under  the plan
(other                            than  an  increase pursuant
to the antidilution provisions of the plan), (iii) change the class of employees eligible to receive options or (iv) otherwise materially modify the requirements for eligibility.






       The Amended Option Plan provides that it shall terminate on the close of business on May 2, 2000, and no option shall be granted under the plan thereafter, but such termination shall not affect any option theretofore granted under the plan.



      No director currently participates in the Option Plan, and Jane H. Greer, Douglas J. Stevens and Brenda L. Jones are the only executive officers who currently participate in the plan.



      The following table provides certain information with respect to the Option Plan:

                                                         Aggregate Market                                   Dollar Value
                   Shares  Covered   Shares Covered    Value in Excess    Shares Covered   Shares Covered    In-The-Money
                          by                by         of Exercise Price by Options       by Options          Options
                    Options  Granted Options Exercised of Exercised     Terminated Since Outstanding at  Outstanding
Name and Position  Since Inception   Since Inception   Options($)(1)    Inception    September 28, 1995 September 28, 1952(2)

Jane H. Greer          15,000              7.500              85,313           0              7.500             27,188
Vice President and
Secretary

Douglas J. Stevens     15,000                  0                   0           0             15,000                  0
Controller and
 Assistant Secretary

Brenda L. Jones         1,500                  0                   0           0              1,500                  0
Assistant Secretary

All  current executive 31,500              7,500              85,313           0             24,000             27,188
officers, as a group

Mark  W.  Beaumont     15,000              3,000              22,500           0             12,000             22,820
President, Delta Apparel Co.

William F. Garrett     30,000             30,000             131,888           0                  0                  0
President, Delta Mills
Marketing Co.

Robert W. Humphreys    15,000             15,000             161,719           0                  0                  0
President, Stevcoknit
Fabrics Co.

Danny  L.  Stanton     15,000                  0                   0           0             15,000             54,376
President, Nautilus
International

All  non-executive    299,500            128,250             894,664      66,500            104,750             245,241
officer employees, as a group

(1) Based on the closing sales prices per share on the pertinent exercise dates.
(2) Based on the closing sales price of $7.625 per share on September 28, 1995.

     Each of Jane H. Greer, Douglas J. Stevens and Brenda L. Jones, as a potential participant in the Amended Option Plan, could be deemed to have an interest in approval of the proposed amendment described above. Since any individual who beneficially owns 5% or more of the outstanding shares of the Company's common stock is ineligible to participate in the Option Plan or the Amended Option Plan, E. Erwin Maddrey, II and Bettis C. Rainsford have not received awards under the plan.

      As of September 28, 1995, the closing sales price of
a share of the common stock of the Company was $7.625.
      The  proposed amendment described above to the
Option Plan  is  being submitted to the shareholders of
the Company for  approval in order to continue the
qualification of  the plan  under  the  "incentive  stock
option"  rules  of  the Internal  Revenue Code of 1986, as
amended, and  to  qualify certain aspects of the operation
of the Amended Option  Plan for an exemption from the six-
month-short-swing-profit rules of  the  Exchange  Act.  If
the proposed  amendment  is  not approved   by  the
requisite shareholder vote (described above), it shall not become effective.
      Approval of the proposed amendment of the Option
Plan is not contingent on approval of the proposed amendment described above to the Incentive Plan.




                RELATED PARTY TRANSACTIONS
   The  Company leases its principal corporate office
space and  space for its printing operation, its benefits
office, and  its  Duck  Head Retail Operations
headquarters  from  a corporation (Hammond Square, Ltd.),
one half of the stock of which  is  owned by each of E.
Erwin Maddrey, II (President, Chief  Executive Officer and
a director of the Company)  and Jane H. Greer (Vice
President and Secretary of the Company). Mr.  Maddrey  and
Ms.  Greer are  also  the  directors  and executive
officers of Hammond Square, Ltd.  The lease of the
Company's   principal  office  space  is  for  a   term
of approximately ten   years   expiring   in   1997,
covers
approximately 6,400 square feet and involves rental
payments of  $8.50  per  square  foot per year  (plus
certain  other expenses  such as regime fees, real estate
taxes,  utilities and  parking).  The Company is
subleasing part of this space to  other parties until it
needs such subleased space.                            The
lease  of  the Company's printing operation space is  for
a term  of approximately five years expiring in November
1998, with  an option to renew, covers approximately 4,159
square feet  and involves rental payments of $11.36 per
square foot per  year (plus certain other expenses such as
regime  fees, real estate taxes, utilities and parking).
The lease of the Company's  benefits office is for a term
expiring in  August of 1996, covers approximately 1,125
square feet and involves rental  payments of $12.46 per
square foot  per  year  (plus certain  other  expenses
such as regime  fees,  real  estate taxes,  utilities and
parking).  The lease of the  Company's Duck  Head Retail
Operations headquarters expired in  August 1995.    The
Duck  Head  Retail  Operations  division   is continuing
to  rent  the office space on  a  month-to-month basis
until the end of the calendar year.  The space covers
approximately 4,141 square feet and involves rental
payments of  $12.60  per  square foot per year  (plus
certain  other expenses  such as regime fees, real estate
taxes,  utilities and
parking).    The   Company  paid   an   aggregate   of
approximately $243,150 in rent and other expenses under these leases during fiscal 1995.

   The  Company currently leases office space in
Edgefield, South Carolina from The Rainsford Development
Corporation, a corporation  wholly-owned by Bettis C.
Rainsford  (Executive Vice  President,  Chief Financial
Officer, Treasurer  and  a director of the Company).
Pursuant to this lease in  fiscal 1995  the  Company  made
lease payments  in  the  amount  of $33,939.  Mr.
Rainsford is a director and executive  officer and Brenda
L. Jones (Assistant Secretary of the Company)  is an
executive       officer   of  The   Rainsford
Development
Corporation.  Duck Head Retail Operations, a division  of
a subsidiary  of the Company, leases a building in
Edgefield, South  Carolina from Mr. Rainsford pursuant to
an  agreement involving rental payments equal to 3% of
gross sales of  the Edgefield  store, plus 1% of gross
sales of  the  store  for utilities.  Under this lease
agreement, $10,966 was paid  to Mr.  Rainsford during
fiscal 1995.  As described above under the
heading    "Management  Compensation,"  part   of      Mr.
Rainsford's  cash compensation with respect to  fiscal
1995 was paid to The Rainsford Development Corporation for Mr. Rainsford's services. The Company expects that a portion of Mr. Rainsford's cash compensation with respect to fiscal 1996 will be paid to the same entity for Mr. Rainsford's services. In addition, the Company reimburses The Rainsford Development Corporation for certain travel, secretarial and other expenses incurred on behalf of the Company.
Such
reimbursement  amounted  to $68,634  in  fiscal  1995.
The
amount of Mr. Rainsford's total cash compensation is not affected by the fact that part of it is paid to The Rainsford Development Corporation.

   The  Company  reimburses Maddrey  &  Associates,  a
sole proprietorship of Mr. Maddrey, for certain travel and
other expenses   incurred   on  behalf  of  the   Company.
Such
reimbursement amounted to $26,487 in fiscal 1995.

 In  February 1991, each of Mr. Maddrey and Mr.  Rainsford
entered  into  a stock transfer restrictions  and  right
of first  refusal agreement (a "First Refusal Agreement")
with the Company.  Pursuant to each such First Refusal
Agreement, Mr.  Maddrey  or Mr. Rainsford, as the case may
be,  granted the  Company a specified right of first
refusal with respect to  any  sale  of such individual's
shares of the  Company's common  stock  owned  at  death
for five  years  after  such individual's  death.  In
connection with the  First  Refusal Agreements, life
insurance policies were established on  the lives  of  Mr.
Maddrey and Mr. Rainsford.  Under  the  life insurance
policies on the life of each such individual,  $30 million
is payable to the Company and $10 million is payable to
the   beneficiary  or  beneficiaries  chosen   by    the
individual.   Nothing  in  either  First  Refusal
Agreement restricts  the  freedom of Mr. Maddrey or Mr.
Rainsford  to sell  any or all of his shares of the
Company's common stock at  any time prior to his death or
prevents the Company from canceling the life insurance
policies payable to it for  $30 million on either Mr.
Maddrey's or Mr. Rainsford's life.   A First       Refusal
Agreement  shall  terminate  if  the               life
insurance policies payable to the applicable individual's beneficiaries for $10 million are cancelled by reason of the Company's failure to pay the premiums with respect thereto.

   Any transaction entered into between the Company and any officer, director, principal shareholder or any of their affiliates has been and will be on terms which the Company then believes comparable to those which would be available to the Company at such time from non-affiliated persons and will be in the future subject to the approval at the time of a majority of the Company's disinterested directors.


           RATIFICATION OF SELECTION OF AUDITORS

   The Board of Directors recommends the ratification of the appointment of KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company and its subsidiaries for fiscal 1996 and to audit and report to the shareholders upon the financial statements of the Company as of and for the period ending
June 29, 1996.

  KPMG Peat Marwick LLP was engaged by the Company on
August 19, 1994, pursuant to approval by the Board of
Directors and subsequent  ratification by the
shareholders,  as  principal accountants  for the
Company's 1995 fiscal  year.   Ernst  & Young      LLP
served  as  the  independent  certified  public
accountants for the Company and its subsidiaries for
fiscal 1994.                                       On
August 19, 1994, the Company disengaged  Ernst  &
Young  LLP  as  principal accountants for the  Company
upon completion of the annual audit for the Company's 1994
fiscal year.                                       The
decision to change accountants was approved by the audit committee of the Company's Board of Directors.

  In connection with the audit of the fiscal year ended
July 2,  1994, and in the subsequent period preceding
August  19, 1994,  the Company had no disagreements with
Ernst  &  Young LLP  on  any  matter of accounting
principles or  practices, financial  statement
disclosure,  or  auditing   scope
or
procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused
Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with their report.

   The audit report of Ernst & Young LLP on the consolidated financial statements of the Company and subsidiaries for the Company's 1994 fiscal year did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.
   Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions which the shareholders may have.
Neither the firm nor any of its members has any relation with the Company except in the firm's capacity as auditors or as advisors.
   The appointment of auditors is approved annually by the Board of Directors and subsequently submitted to the shareholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee.


                      OTHER BUSINESS

 As  of  the  date of this Proxy Statement, the  Board  of
Directors  was  not  aware that any business  not
described above  would  be presented for consideration at
the  Annual Meeting.   If any other business properly
comes  before  the
meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting them.


                  SOLICITATION OF PROXIES

  The Company will pay the cost of soliciting proxies in
the accompanying  form.   In addition to solicitation  by
mail, proxies  may be solicited by directors, officers
and  other regular  employees of the Company by telephone,
telegram  or personal  interview
for   no   additional   compensation.
Arrangements  will be made with brokerage houses  and
other custodians, nominees and fiduciaries to forward
solicitation material to beneficial owners of the stock
held of record by such persons and the Company will
reimburse such persons for reasonable  out-of-pocket
expenses incurred by  them  in  so doing.    The   Company
has  engaged  Corporate   Investor Communications  to
assist in these contacts  with  brokerage houses,
custodians,  nominees  and  fiduciaries   for
an
estimated   fee  of  $4,500  plus  reasonable  out-of-
pocket expenses.


               PROPOSALS OF SECURITY HOLDERS

   Any shareholder of the Company who desires to present a proposal at the 1996 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before June 5,



1996.















                   FINANCIAL INFORMATION




  The Company's fiscal 1995 Annual Report is being mailed
to shareholders on or about October 6, 1995.  The Company
will provide  without charge to any shareholder of record
as  of October  2,  1995,  and to each person to  whom
this  Proxy Statement is delivered in connection with the
Annual Meeting of Shareholders, upon written request of
such person, a copy of  such  fiscal 1995 Annual Report or
the Company's  fiscal 1995   annual  report  on  Form  10-
K,  including  financial statements and financial
statement schedules (but  excluding exhibits),   filed
with   the  Securities   and   Exchange Commission.   Any
such request should be directed  to  Delta Woodside
Industries, Inc., 233 North Main  Street,  Hammond Square,
Suite  200,  Greenville,  South  Carolina   29601,
Attention: Jane H. Greer, Vice President and Secretary.
                                 *                   *   *
   The above Notice and Proxy Statement are sent by order of
the Board of Directors.


                              Jane H. Greer, Secretary
Greenville, South Carolina
October 3, 1995



On Page 12 a line graph appears where indicated. Plot points are listed below:

                              Jun 90  Jun 91  Jun 92  Jun 93 Jun 94  Jun 95

Delta Woodside Industries Inc. $100    $181    $220    $154   $165    $111

S & P 500                      $100    $107    $122    $138   $140    $177

Customized Peer Group          $100    $ 96    $129    $127   $129    $126

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                                       Y
                                  PLEASE SIGN
                                   ON REVERSE
                                    SIDE AND
                                   RETURN IN
                                  THE ENCLOSED
                                  POSTAGE-PAID
                                    ENVELOPE
                        DELTA WOODSIDE INDUSTRIES, INC.
                       ANNUAL MEETING, NOVEMBER 9, 1995
    The undersigned shareholder of Delta Woodside Industries,Inc., a South Carolina corporation, hereby constitutes and appoints E.Erwin Maddrey, II, Bettis C. Rainsford and Jane H. Greer, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the Annual Meeting of shareholders to be held at the Hyatt Regency Hotel, 220 North
Main Street, Greenville, South Carolina, on November 9, 1995 at 10:30
A.M., and any adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:

1.  ELECTION OF        [ ] FOR all nominees listed below (except as   [ ] WITHHOLD AUTHORITY to vote for
    DIRECTORS              marked to the contrary below)                  all nominees listed below

   Messrs. C. C. Guy, J. F. Kane, M. Lennon, E. E. Maddrey, II,
   B. A. Mickel, B. Mickel, B. C. Rainsford
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN
INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).
2.  Proposal to ratify selection of KPMG Peat Marwick LLP
as the independent auditors of Delta Woodside Industries, Inc. for Fiscal 1996..
                  [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3.  Proposal to amend the Delta Woodside Industries, Inc.
Incentive Stock Award Plan to increase to 800,000 the number of shares issuable thereunder.
                   [ ] FOR           [ ] AGAINST            [ ] ABSTAIN

4.  Proposal to amend the Delta Woodside Industries, Inc.
Stock Option Plan to increase to 600,000 the number of shares issuable thereunder.
                   [ ] FOR           [ ] AGAINST            [ ] ABSTAIN
5. At their discretion upon such other matters as may properly come before the meeting.

A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy may be present and acting, then that one) shall have and may exercise all the powers hereby conferred.

(over)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE, AND WILL BE
VOTED, FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF
THIS PROXY AND FOR APPROVAL OF PROPOSAL 2, 3 AND 4.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 3, 1995 and the Proxy Statement furnished therewith.

                             Dated this        day of            , 1995

(Seal)

(Seal)
                                            NOTE: Signature should agree
                                            with name on stock certificate
                                            as printed thereon. Executors,
                                            administrators, trustees and
                                            other fiduciaries should so
                                            indicate when signing.

              PLEASE DATE, SIGN AND RETURN THIS PROXY.
THANK YOU.

VOTING INSTRUCTIONS     DELTA WOODSIDE INDUSTRIES, INC.
                       ANNUAL MEETING, NOVEMBER 9, 1995
    The undersigned participant in the Employee Retirement
Plan of DeltaWoodside Industries, Inc., a South Carolina corporation, hereby directs Jane H. Greer, trustee of such Plan, to vote the undersigned's proportionate share of the shares of common stock of Delta Woodside Industries, Inc. held by such Plan at the Annual Meeting of shareholders to be held at the Hyatt Regency Hotel, 220 North Main Street, Greenville, South Carolina, on November 9,
1995 at 10:30 A.M., and any adjournment or adjournments thereof, as follows:

1.  ELECTION OF        [ ] FOR all nominees listed below (except as   [ ] WITHHOLD AUTHORITY to vote for
    DIRECTOR               marked to the contrary below)                  all nominees listed below

     Messrs. C. C. Guy, J. F. Kane, M. Lennon, E. E.Maddrey, II,
B. A. Mickel, B. Mickel, B. C. Rainsford
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN
INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

2.  Proposal to ratify selection of KPMG Peat Marwick LLP
as the independent auditors of Delta Woodside Industries, Inc. for Fiscal 1996.
                    [ ] FOR           [ ] AGAINST          [ ] ABSTAIN
3.  Proposal to amend the Delta Woodside Industries, Inc. Incentive Stock
Award Plan to increase to 800,000 the number of shares issuable thereunder.
                    [ ] FOR           [ ] AGAINST          [ ] ABSTAIN
4.  Proposal to amend the Delta Woodside Industries, Inc.Stock Option Plan to increase to 600,000 the number of shares issuable thereunder.
                    [ ] FOR           [ ] AGAINST          [ ] ABSTAIN
5. At their discretion upon such other matters as may properly come before the meeting.


PLEASE SIGN
                                   ON REVERSE
                                    SIDE AND
                                     RETURN


    THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE DEEMED A DIRECTION TO VOTE FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THESE VOTING INSTRUCTIONS
AND FOR APPROVAL OF PROPOSAL 2, 3 AND 4.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 3, 1995 and the Proxy Statement furnished therewith.


                             Dated this       day of          , 1995

(Seal)

(Seal)

NOTE:Please sign exactly as name appears at left.

       PLEASE DATE, SIGN AND RETURN THESE VOTING
INSTRUCTIONS.
THANK YOU.


DELTA WOODSIDE INDUSTRIES, INC.
                       STOCK OPTION PLAN
                         1995 AMENDMENT


     Effective as of the 1995 Annual Meeting of the Shareholders of
Delta Woodside Industries, Inc., a South Carolina corporation
(the
"Company"), the Company's Stock Option Plan, as heretofore amended
(the "Plan"), is amended as follows:

     1.   Section 4 of the Plan is amended by substituting
"600,000" for "300,000" where that number appears in that Section.

     2. In all other respects the Plan shall remain in full force and effect.

     3. This amendment shall be effective if it is approved by the requisite shareholder vote at the 1995 Annual Meeting of Shareholders of the Company.

     Effective as of November 9, 1995.



DELTA WOODSIDE INDUSTRIES, INC.

               RESOLUTIONS OF BOARD OF DIRECTORS
                   AMENDING STOCK OPTION PLAN


     The Board of Directors, acting without E. Erwin Maddrey,
II
and Bettis C. Rainsford who have abstained (the "Board"), of Delta Woodside Industries, Inc., a South Carolina corporation
(the "Company"), adopts the following resolutions:

     WHEREAS, the best interests of the Company would be served by amending the Company's Stock Option Plan (the "Plan") to provide the Company with more flexibility to determine the effects on any option granted under the Plan of the termination of the relevant participant's employment with the Company or any of its subsidiaries;

     NOW, THEREFORE, BE IT RESOLVED as follows:

     1.  The third paragraph of section 10 of the Plan is
deleted
and the following shall become the third paragraph of section
10
of the Plan:

     "At the time of grant of each Option, the Board (or Committee, as applicable) shall determine, and the written Option agreement or letter shall set forth, the effect on the Option of the termination of the participant's employment with the Company or any of its subsidiaries for any reason other than death or permanent and total disability within the meaning of Section 22(e)(3) of the Code (or any successor provision). In the discretion of the Board (or Committee, as applicable), such effect may include immediate termination of the Option or termination of the Option after expiration of a period of time (which may not exceed three months or the fixed term of the Option) after such termination f employment. In no event shall the holder be able to exercise an Option for more shares than the number of shares for which the Option could have been exercised at the time the participant ceases to be an employee."







     2. The following parenthetical shall be added following the word, "or", at the end of the second line of the fourth paragraph of section 10 of the Plan: "(if the Board, or Committee, as applicable, so determines at the time of the grant)".

     Adopted this 7th day of February, 1991.


AMENDMENT NO. 1
               TO DELTA WOODSIDE INDUSTRIES, INC.
                       STOCK OPTION PLAN



     The Board of Directors (the "Board") of Delta Woodside
Industries, Inc., a South Carolina corporation (the
"Company"),
with E. Erwin Maddrey, II abstaining, amends the Delta
Woodside
Industries, Inc. Stock Option Plan (the "Plan") as follows:

          1. The term "422A(b)(7)" appearing in the third paragraph of Section 5 of the Plan is deleted and replaced
     with the term "422A(d)", effective as of the commencement
     date of the Plan.

          2. All references in the Plan to Section 422A of the
     Internal Revenue Code are amended to be references to
     Section 422 of the Internal Revenue Code, effective as of
     November 5, 1990.

          3.  The following sentence is added to Section 6 of
the      Plan:  "In no event shall the exercise price per
share of an      Option be less than 50 percent of the fair
market value per      share of the Company's shares of common
stock on the date      the Option is granted".





     In all other aspects the Plan shall remain unchanged.

     Adopted on August 22, 1991.

DELTA WOODSIDE INDUSTRIES, INC.
                   INCENTIVE STOCK AWARD PLAN
                         1995 AMENDMENT


     Effective as of the 1995 Annual Meeting of the Shareholders of
Delta Woodside Industries, Inc., a South Carolina corporation
(the
"Company"), the Company's Incentive Stock Award Plan (the
"Plan")
is amended as follows:

     1.   Section 4.1 of the Plan is amended by substituting
"800,000" for "300,000" where that number appears in that Section.

     2. In all other respects the Plan shall remain in full force and effect.

     3. This amendment shall be effective if it is approved by the requisite shareholder vote at the 1995 Annual Meeting of Shareholders of the Company.

     Effective as of November 9, 1995.



                 DELTA WOODSIDE INDUSTRIES, INC.

                        STOCK OPTION PLAN




                         Effective As Of

                           July 1, 1990

(Concept of Plan approved by
Board of Directors on May 3, 1990;
Plan adopted by Board of Directors
on August 23, 1990)
                 DELTA WOODSIDE INDUSTRIES, INC.

                        STOCK OPTION PLAN



      1.  PURPOSE

     The purpose of this Plan is to promote the growth and profitability of Delta Woodside Industries, Inc. (the "Company") and its subsidiaries from time to time (the "Subsidiaries") by increasing the personal participation of key and middle level executives in the continued growth and financial success of the
Company and the Subsidiaries, by enabling the Company and the Subsidiaries to attract and retain key and middle level executives of outstanding competence and by providing such key and middle level executives with an equity opportunity in the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of the common stock of the Company.
      2.  ADMINISTRATION
     The Plan shall be administered by the Company's Board of Directors (the "Board"); provided, however, that, if the Board includes members who are not "disinterested persons" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation ("Rule 16b-3")), then all authority of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of all individuals thereof who are "disinterested persons" (as so defined). The Board (or Committee, as applicable) shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of key and middle level executives eligible to participate in the Plan the key and middle level executives to whom Options shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to and the term of each Option granted to each of such key or middle level executives; (iv) prescribe the form of instrument(s) evidencing Options granted under this Plan; (v) determine the time or times at which Options shall be granted; (vi) make special grants of Options when determined to be appropriate;











(vii) provide, if appropriate, for the exercise of Options in installments or subject to specified conditions; (viii) determine the method of exercise of Options granted under the Plan;
(ix) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (x) make all other determinations necessary or advisable for the administration of this Plan.



     Any action which the Board (or Committee, as applicable) is authorized to take may be taken without a meeting if all the members of the Board (or Committee, as applicable) sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board (or Committee, as applicable).




     The Board (or Committee, as applicable) may designate selected Board members or certain employees of the Company to assist the Board (or Committee, as applicable) in the administration of the Plan and may grant authority to such persons to execute documents including Options on behalf of the
Board (or Committee, as applicable); subject in each such case to the requirements of Rule 16b-3.
     No member of the Board (or Committee, as applicable) shall be liable for any action taken or determination made in good faith.
      3.  ELIGIBILITY AND FACTORS TO BE CONSIDERED IN
GRANTING
OPTIONS
     Participation in this Plan shall be determined by the Board (or Committee, as applicable) and shall be limited to those key and middle level executives, who may or may not be officers or members of the Board, of the Company or the Subsidiaries who have the greatest impact on the Company's long-term performance. In making any determination as to the key and middle level executives to whom Options shall be granted and as to the number of shares to be subject thereto, the Board (or Committee, as applicable) shall take into account, in each case, the level and responsibility of the key or middle level executive's position, the level of the key or middle level executive's performance, the key or middle level executive's level of compensation, the assessed potential of the key or middle level executive and such other factors as the Board (or Committee, as applicable), shall deem relevant to the accomplishment of the purposes of the Plan.











     Directors of the Company or any Subsidiary who are not also key or middle level executives are not eligible to participate in this Plan. Options may be granted under this Plan only for a reason connected with a key or middle level executive's employment. Persons who beneficially own stock representing five percent (5%) or more of the total combined voting power of all classes of stock of the Company or its parent or subsidiary (as determined under Section 425(d), (e) and (f) of the Internal Revenue Code (the "Code")) are not eligible to participate in this Plan.
      4.  STOCK SUBJECT TO PLAN
     The stock to be offered under this Plan, upon exercise of
Options, may be authorized but unissued common shares, shares previously issued and thereafter acquired by the Company, or any combination thereof. An aggregate of 300,000 shares are reserved for the grant under this Plan of Options, any or all of which, at the Board's (or Committee's, as applicable) discretion, may be intended to qualify as incentive stock options under Section 422A of the Code. This number of shares may be adjusted to reflect any change in the capitalization of the Company resulting from a stock dividend, stock split, or other adjustment contemplated by
Section 14 of the Plan and occurring after the adoption of this
Plan. The Board (or Committee, as applicable) will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.
     If an Option granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of this Plan.
      5.  ALLOTMENT OF SHARES
     The Board (or Committee, as applicable) may, in its sole discretion and subject to the provisions of the Plan, grant to eligible participants, on or after the effective date hereof, Options to purchase shares of the Company's common stock. Options granted under this Plan may, at the discretion of the Board (or Committee, as applicable), be: (i) Options which are intended to qualify as incentive stock options under Section 422A of the Code; (ii) Options which are not intended so to qualify under Section 422A of the Code; or (iii) both of the foregoing if granted separately, not in tandem. Each Option granted under this Plan must be clearly identified as to its status as an incentive stock option or not.
     Options may be allotted to participants in such amounts, subject to the limitations specified in this Plan, as the Board
(or Committee, as applicable), in its sole discretion, may from time to time determine.
     In the case of Options intended to be incentive stock options, the aggregate fair market value (determined at the time of the Options' respective grants) of the shares with respect to which such Options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422A(b)(7) of the
Code)
shall not exceed $100,000.
     Options not intended to qualify as incentive stock options under Section 422A of the Code may be granted to any Plan participant without regard to the Section 422A limitation.
      6.  OPTION PRICE
     The price per share at which each Option granted under the
Plan may be exercised shall be such price as shall be determined by the Board (or Committee, as applicable) at the time of grant based on such criteria as may be adopted by the Board (or Committee, as applicable) in good faith; provided, however, in the case of an Option intended to qualify as an incentive stock option under Section 422A of the Code, the price per share shall not be less than one hundred percent (100%) of the fair market value of the stock at the time such Option is granted.
      7.  TERM OF OPTION
     The term of each Option granted under the Plan shall be established by the Board (or Committee, as applicable), but shall not exceed ten (10) years from the date of the grant.
      8.  TIME OF GRANTING OPTIONS
     The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Board (or Committee, as applicable) makes the determination of granting such Option. Notice of the determination shall be given to each key or middle level executive to whom an Option is so granted, within a reasonable time after the date of such grant.
      9.  NON-TRANSFERABILITY
     An Option granted to a participant under this Plan shall not be transferable by him or her except by will or the laws of descent and distribution and during the optionee's lifetime shall be exercisable only by him or her.
     10.  EXERCISE OF OPTIONS
     Subject to the provisions of this Plan an Option may be exerciseable at such time or times after the date of grant thereof and upon such conditions as may be determined by the Board (or Committee, as applicable) at the time of grant.
     Any Option granted hereunder may be exercisable according to such schedule as may be determined by the Board (or Committee, as applicable).
     In case the employment with the Company or Subsidiary of any participant to whom an Option shall have been granted shall be terminated for any reason other than his or her death or permanent and total disability within the meaning of Section 22(e)(3) of the Code (or any successor provision), such Option may be exercised by him or her during a period not exceeding three months after the date of such termination (but no later than the end of the fixed term of the Option) for the number of shares for which the Option could have been exercised at the time he or she ceased to be an employee.
     If a participant to whom an Option shall have been granted shall die while in the employ of the Company or Subsidiary or within a period of three months after the termination of his or her employment with the Company or Subsidiary or if a participant to whom an Option shall have been granted shall have terminated his or her employment with the Company or Subsidiary by reason of having become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code (or any successor provision), such Option may be exercised by him or her or his or her personal representative during a period not exceeding one year after the date of termination of his or her employment (but no later than the end of the fixed term of the Option) for the number of shares for which the Option could have been exercised at the time the participant died or became permanently and totally disabled.
     In no event may an Option be exercised after the expiration of its fixed term.
     11.  METHOD OF EXERCISE
     Each Option granted under this Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall tender to the
Company payment in full in cash (or, if the Board (or Committee, as applicable) so determines at the time of grant, in shares of the Company's common stock) of the exercise price for the shares for which the Option is exercised, (c) shall tender to the Company payment in full in cash of the amount of all federal and state withholding or other employment taxes applicable to the taxable income, if any, of the holder resulting from such exercise and (d) shall comply with such other reasonable requirements as the Board (or Committee, as applicable) may establish.
     No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an
Option until a certificate or certificates for the shares has been delivered.
     An Option granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining shares subject to the
Option.
     12.  CANCELLATION AND REPLACEMENT OF OPTIONS
     The Board (or Committee, as applicable) may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Option under this Plan where such surrender is conditioned upon the granting to such holder of new Option(s) for such number of shares as the Board (or Committee, as applicable) shall determine, or may require such a voluntary surrender as a condition precedent to the grant of new Option(s) to such holder.
     The Board (or Committee, as applicable) shall determine the terms and conditions of new Options, including the prices at and periods during which they may be exercised, in accordance with the provisions of this Plan, all or any of which may differ from the terms and conditions of the Options surrendered. Any such new Option(s) shall be subject to all the relevant provisions of this Plan.
     The shares subject to any Option(s) so surrendered shall no longer be charged against the limitation provided in Section 4 of this Plan and may again become shares subject to the Plan.
     The granting of new Option(s) in connection with the surrender of outstanding Option(s) under this Plan shall be considered for the purposes of the Plan as the grant of new Option(s) and not an alteration, amendment or modification of the
Plan or of the Option(s) being surrendered.
     13.  TERMINATION OF OPTIONS
     An Option granted under this Plan shall be considered terminated in whole or in part to the extent that, in accordance with the provisions of this Plan, it can no longer be exercised for any shares originally subject to the Option. The shares subject to any Option or portion thereof, which terminates, shall no longer be charged against the limitation provided in
Section 4
of this Plan and may again become shares subject to the Plan.
     14.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     In the event of a stock dividend, recapitalization, merger, reorganization, consolidation, stock split-up, stock consolidation or any other change in the characteristics of the shares of Common Stock, the shares available for purposes of this
Plan or subject to Options outstanding hereunder shall be correspondingly increased, diminished or changed, so that by exercise of any outstanding Option the participant shall receive, without change in aggregate purchase price, securities, as so increased, diminished or changed, comparable to the securities he or she would have received if he or she had exercised his or her
Option prior to such event and had continued to hold the Common
Stock so purchased until affected by such event; provided with respect to incentive stock options that, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate fair market value of the shares subject to any Option immediately after such event over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the Option immediately before such event over the aggregate option price of such shares.
     Adjustments under this Section shall be made by the Board
(or Committee, as applicable), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.
     15.  COMPLIANCE WITH SECURITIES AND EXCHANGE COMMISSION
AND
OTHER REQUIREMENTS
     No certificate(s) for shares shall be executed and delivered upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the South Carolina
Uniform Securities Act, as amended, any other applicable state blue sky law(s) and the requirements of any exchange on which the
Common Stock of the Company may, at the time, be listed.
     In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board (or Committee, as applicable) may require reasonable evidence as to the ownership of the Option and may require such consent and releases of taxing authorities as it may deem advisable.
     16.  NO RIGHT TO EMPLOYMENT
     Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any participant under this Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any participant under this Plan at any time with or without assigning a reason therefor, to the same extent as the Company or Subsidiary might have done if this Plan had not been adopted.
     17.  AMENDMENT AND TERMINATION
     The Board (or Committee, as applicable) may at any time suspend, amend or terminate this Plan. The Board (or Committee, as applicable) may make such modifications of the terms and conditions of a holder's Option as it shall deem advisable. No
Option may be granted during any suspension of the Plan or after such termination. Notwithstanding the foregoing provisions of this Section, no amendment, suspension or termination shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted under the Plan.
     In addition to Board (or Committee, as applicable) approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to participants; (ii) increase the number of securities issuable under this Plan (other than an increase merely reflecting a change in capitalization such as a stock, dividend or stock split); (iii) change the class of employees eligible to receive options; or (iv) otherwise materially modify the requirements for eligibility, then such amendment shall be approved by the holders of a majority of the Company's outstanding capital stock, voting either in person or by proxy, and entitled to vote, at a meeting duly held of the stockholders of the Company.
     18.  USE OF PROCEEDS
     The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes as determined by the Board.
     19.  INDEMNIFICATION OF BOARD (OR COMMITTEE, AS
APPLICABLE)
     In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board (or
Committee, as applicable) shall, to the fullest extent permitted by law, be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member (or Committee member, as applicable) is liable for gross negligence or misconduct in the performance of his or her duties;
provided that within 60 days after institution of any such action, suit or proceeding the Board member (or Committee member, as applicable) shall in writing offer the Company the opportunity, at is own expense, to handle and defend the same.
     20.  EFFECTIVE DATE OF THE PLAN
     This Plan shall be effective on July 1, 1990; subject, however, to the condition subsequent of approval by the requisite shareholder vote at the next ensuing annual meeting of shareholders of the Company.
     21.  DURATION OF THE PLAN
     Unless previously terminated by the Board (or Committee, as applicable), this Plan shall terminate at the close of business on May 2, 2000, and no Option shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted under the Plan.



                DELTA WOODSIDE INDUSTRIES, INC. INCENTIVE
                   STOCK AWARD PLAN
DELTA WOODSIDE INDUSTRIES, INC., a South Carolina

corporation with its principal offices in Greenville, South

Carolina (the "Company"), has duly adopted the following plan

(the "Plan").

                          ARTICLE I

                          THE PLAN

Sec. 1.1  NAME

   This Plan shall be known as the "Incentive Stock Award

Plan".

Sec. 1.2  PURPOSES

  The purposes of the Plan are to establish or increase the

equitable ownership in the Company by key and middle level

management employees of the Company and/or its subsidiaries

and to provide incentives to key and middle level management employees of the Company and/or its subsidiaries through the prospect of such stock ownership.  By thus achieving

ownership or the prospect of ownership of the Company's

shares by such employees the Company expects to attract,

retain and motivate exceptionally well qualified and

competent individuals in key and middle level management

positions.  It is upon such individuals and their judgment,

initiative and leadership that the Company

depends.

                         ARTICLE II

                        PARTICIPANTS

Sec. 2.1  ELIGIBILITY

   Any officer or other key management employee or middle

level management employee of the Company or any subsidiary

shall be eligible to receive an Incentive Stock Award;

provided, however, that any person who beneficially owns 5%

or

more of the Company's outstanding common stock shall not be

eligible to participate in the Plan.

                         ARTICLE III

                       ADMINISTRATION

Sec. 3.1  SELECTION OF AWARDS

   The Board of Directors (the "Board") of the Company shall

have the authority from time to time to select Participants

who are to receive Incentive Stock Awards and the number of

shares to be awarded under each such Award; provided,

however, that, if the Board includes members who are not

"disinterested persons" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation, then all authority

of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of individuals who are "disinterested persons" (as so defined).

Sec. 3.2  INTERPRETATION OF PLAN

     The Board (or Committee, as applicable) shall have full

authority to interpret and administer the Plan and to

determine and interpret the terms and conditions of each

Incentive Stock Award Agreement.

                         ARTICLE IV

        SHARES ELIGIBLE TO BE GRANTED UNDER THE PLAN

Sec. 4.1  NUMBER OF SHARES

     Subject to the provisions hereof pertaining to anti

dilution, the aggregate number of shares of common stock of

the Company which may be awarded under the Plan shall not

exceed

300,000 shares.  Such shares may be either shares previously issued and thereafter acquired by the Company or they may be authorized but unissued shares.  Any shares covered by an

Award (or portion thereof) which have been forfeited pursuant to the provisions of the applicable Incentive Stock Award

Agreement may again become available for the purposes of the

Plan.

Sec. 4.2  ANTI-DILUTION

     In the event that the outstanding shares of common stock

of the Company hereafter are changed into or exchanged for a different number or kind of shares or other securities of the

Company or of another corporation, or cash or other property,

by reason of a merger, consolidation, reorganization,

recapitalization, reclassification, combination of shares,

stock split-up or stock dividend:

          (a)  the aggregate number and kind of shares

subject to Awards which shall have been or may thereafter be granted hereunder shall be adjusted appropriately; and

          (b)  the new, additional or different shares and

securities and the cash and other property into which the

shares subject to outstanding Awards would have been

converted (had the shares covered by such Awards been

outstanding) shall be considered to be property granted by

and subject to the Awards and shall be subject to all of the herein provided conditions and restrictions applicable to

such Awards and the shares subject to such Awards.

     The foregoing adjustments and the manner of application

of the foregoing provisions shall be determined solely by the

Board (or Committee, as applicable), and any such adjustment may

provide for the elimination of fractional share or security

interests.

                          ARTICLE V

                            AWARD

Sec.  5.1  AWARD GRANT

     The Board (or Committee, as applicable) shall determine

from time to time who is to be a Participant and the number

of shares to be awarded.  Such determination shall be

recorded in the appropriate minutes of the meeting.

Sec. 5.2  INCENTIVE STOCK AWARD AGREEMENT

   A Participant shall be entitled to receive an Incentive

Stock Award only upon execution of an Incentive Stock Award

Agreement with the Company.  Such Incentive Stock Award

Agreement shall be substantially in the form attached hereto but may be modified from time to time by the Board (or

Committee, as applicable) consistent with the terms of this

Plan.

















Sec. 5.3  CASH PURCHASE PRICE OF STOCK

     The cash purchase price to be paid by each Participant

in connection with receiving shares covered by an Award (or

portion thereof) which has vested pursuant to the provisions of an Incentive Stock Award Agreement shall be $0.01 per

share and such sum shall be payable prior to issuance to the

Participant of the certificate(s) representing such shares.

Sec. 5.4  FORFEITURE OF AN AWARD (OR PORTION THEREOF)

     The Incentive Stock Award Agreement shall set forth the

circumstances under which the Award granted thereby (or

portion thereof) shall be forfeited.  These circumstances (i)

may include the termination of employment of the Participant with the Company or any subsidiary thereof, for any reason

other than death, retirement or permanent total disability,

prior to the date set forth in the Incentive Stock Award

Agreement when the Award (or

relevant portion thereof) shall vest, and (ii) may include

such additional circumstances as may be deemed appropriate by the Board (or Committee, as applicable).  The forfeiture

circumstances may vary among the shares covered by an Award.

In the event an Award (or portion thereof) shall be forfeited pursuant to the terms of the applicable Incentive Stock Award

Agreement, the Participant shall immediately have no further rights under such Award (or portion thereof) or in the shares covered thereby.

Sec. 5.5  VESTING OF AN AWARD (OR PORTION THEREOF)

          (a)  The Incentive Stock Award Agreement shall set

forth the circumstances under which the Award granted thereby

(or portion thereof) shall vest.  These circumstances (i) may include the Participant being an employee with the Company or any subsidiary on the date set forth in the Incentive Stock

Award Agreement, and (ii) may include such additional

circumstances as may be deemed appropriate by the Board (or

Committee, as applicable).  The vesting circumstances may

vary among the shares covered by an Award.

          (b)  In the event an Award (or portion thereof)

shall vest pursuant to the terms of the applicable Incentive

Stock Award Agreement, the Company shall issue and deliver,

or cause to be issued and delivered, to the Participant or

his or her legal representative, free from any legend and any other restriction (other than those required by federal or

state securities laws or any other applicable law),

certificate(s) for the number of shares covered by the vested portion of the Award, subject to receipt by the Company of

the cash purchase price described in Section 5.3 above.  In

addition, at or about such time the Company shall pay the

Participant in cash an amount which will be approximately

sufficient, after the payment of all applicable

federal and state income taxes, to pay the federal and state income taxes which the Participant will incur by virtue of

the vesting of such Award (or portion thereof).

          (c)  No stock certificate shall be delivered to a

Participant or his or her legal representative as

hereinabove provided unless and until the Participant or his or her legal representative shall have paid to the Company

in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income

of such Participant resulting from the vesting of such Award

(or portion thereof). Sec. 5.6  NO RIGHTS AS SHAREHOLDER

   Until the issuance and delivery to the Participant of

certificate(s) for such shares by reason of the vesting of

an Award (or portion thereof) and payment of the applicable

cash purchase price, the Participant shall have none of the

rights of a shareholder with respect to the shares covered

by an Award.

                           ARTICLE VI

                     STOCK CERTIFICATE

Sec. 6.1  STOCK CERTIFICATES

 The Company shall not be required to issue or deliver, or

cause to be issued or delivered, any certificate of stock

pursuant to an Incentive Stock Award Agreement executed

hereunder, prior to fulfillment of all of the following

conditions:

          (a)  the admission of such shares to listing on

any over-the-counter markets and stock exchanges on which

the Company's stock is then traded or listed;

          (b)  the completion of any registration or other

qualification of such shares under any federal or state law

or under the rulings or regulations of the Securities and

Exchange Commission or any other governmental regulatory

body, which the Board (or Committee, as applicable) in its

sole discretion deems necessary or advisable;

          (c)  the obtaining of any approval or other

clearance from any federal or state governmental agency which the Board (or Committee, as applicable) shall in its sole

discretion determine to be necessary or advisable; and

          (d)  the lapse of such reasonable period of time

following the vesting of an Award (or portion thereof) as the

Board (or Committee, as applicable) from time to time may

establish for reasons of administrative convenience.

                         ARTICLE VII

        TERMINATION, AMENDMENT AND MODIFICATION OF PLAN Sec.

7.1  TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

The Board (or Committee, as applicable) may at any time and

from time to time and in any respect amend, modify or

terminate the Plan; provided, however, that no such action of the Board (or Committee, as applicable) without approval of

the shareholders of the Company may:

          (a)  increase the total number of shares of common

stock covered by the Plan except as contemplated in Section

4.2 hereof; or

          (b)  change the $0.01 per share cash purchase price

under Section 5.3;

provided further, that no termination, amendment or

modification of the Plan shall in any manner, without the

consent of the Participant, affect any Award theretofore

granted under the Plan.

                        ARTICLE VIII

                        MISCELLANEOUS

Sec. 8.1  EMPLOYMENT

     Nothing in this Plan or in any Award granted hereunder

or in any Incentive Stock Award Agreement relating thereto

shall confer upon any employee the right to continue in the

employ of the Company or any subsidiary.

Sec. 8.2  OTHER COMPENSATION PLANS

    The adoption of this Plan shall not affect any other

incentive or other compensation plans in effect for the

Company or any subsidiary, nor shall this Plan preclude the

Company from establishing any other forms of incentive or

other compensation for employees of the Company or any

subsidiary.

Sec. 8.3  PLAN BINDING ON SUCCESSORS

     This Plan shall be binding upon the successors and

assigns of the Company.

Sec. 8.4  SINGULAR, PLURAL; GENDER; HEADINGS

     Whenever used herein, nouns in the singular shall

include the plural, and the masculine pronoun shall include

the feminine gender.  The headings in this Plan or any

Incentive Stock Award Agreement are and shall be for

reference purposes only and shall not affect the meaning or

interpretation hereof or thereof.

Sec. 8.5  AWARD NOT TRANSFERABLE

  A Participant shall have no right to transfer, assign or

hypothecate an Award or, until the portion of an Award

covering such shares shall vest, the shares covered by an

Award, other than by will or the laws of descent and

distribution, and the rights of any purported owner, holder,

pledgee or any other person in possession of or claiming any right in such Award or shares shall at all times be subject

to the provisions of this Plan and the applicable Incentive

Stock Award Agreement.






















DELTA WOODSIDE INDUSTRIES, INC. INCENTIVE STOCK AWARD PLAN


              INCENTIVE STOCK AWARD AGREEMENT





                       (Participant)
                        (Date Of Award)

                DELTA WOODSIDE INDUSTRIES, INC. INCENTIVE

                STOCK AWARD AGREEMENT





   THIS AGREEMENT, executed as of                , 199  , by

and between DELTA WOODSIDE INDUSTRIES, INC., a South

Carolina corporation (the "Company"), and

(the "Participant"), evidences the grant by the Company on

said date of an Award of the right to purchase an aggregate

of

           shares of common stock of the Company pursuant

           and

subject to the provisions of the Company's Incentive Stock

Award Plan and this Agreement.

Sec. 1.  CASH PURCHASE PRICE

     The cash purchase price of the common stock subject to

this Award shall be $0.01 per share.

Sec. 2.  ANTI-DILUTION

     In the event that the outstanding shares of common stock of the Company hereafter are changed into or exchanged for a different number or kind of shares or other securities of the

Company or of another corporation, or cash or other property,

by reason of a merger, consolidation, reorganization,

recapitalization, reclassification, combination of shares,

stock split-up or stock dividend, the new, additional or

different shares and securities and the cash and other

property into which the shares subject to this Agreement

would have been converted (had the shares covered by this

Agreement been outstanding) shall be considered to be

property granted by and subject to this Agreement and shall

be subject to all of the herein provided conditions and

restrictions applicable to the Award granted by

this Agreement and the shares subject to this Agreement.

Sec. 3.  NON-TRANSFERABILITY OF RIGHTS

   The Participant shall have no right to transfer, assign

or hypothecate any of the Participant's rights under this

Agreement or, until the portion of the Award granted hereby

covering such shares shall vest, the shares covered by the

Award granted hereby, other than by will or the laws of

descent and distribution, and such rights shall be

exercisable during Participant's lifetime only by the

Participant.

Sec. 4.  FORFEITURE OF AWARD (OR PORTION THEREOF)

     Upon the occurrence of the following circumstances prior

to the vesting of the Award (or portion thereof, as

applicable), the Award (or portion thereof, as applicable) of shares set forth in this Agreement shall forfeit, and the

Participant shall immediately have no further rights under

such Award (or portion thereof) or in the shares covered

thereby:

   [To be provided by Board (or committee, as applicable).]

Sec. 5.  VESTING OF AWARD (OR PORTION THEREOF)

     Upon the occurrence of the following circumstances, the

Award (or portion thereof, as applicable) of shares set forth in this Agreement shall vest:

     [To be provided by Board (or committee, as applicable).]

     In the event the Award (or portion thereof) set forth in

this Agreement shall vest pursuant to the terms of this Agreement, the Company shall issue and deliver, or cause to be issued and delivered, to the Participant or his or her legal representative, free from any legend and any other restriction (other than those required by federal or state securities laws or any other applicable law), certificate(s) for the number of shares covered by the vested portion of the Award, subject to the receipt by the Company of the cash purchase price described in Section 1 above. In addition, at or about such time the Company shall pay the Participant in cash an amount which will be approximately sufficient, after the payment of all applicable federal and state income taxes, to pay the federal and state income taxes which the Participant will incur by virtue of the vesting of such Award (or portion thereof).

     No stock certificate shall be delivered to the

Participant or his or her legal representative as hereinabove provided unless and until the Participant or his or her legal representative shall have paid to the Company in cash the

full amount of all federal and state withholding or other

employment taxes applicable to the taxable income of the

Participant resulting from the vesting of such Award (or

portion thereof). Sec. 6.  NO RIGHTS AS SHAREHOLDER

     Until the issuance and delivery to the Participant of

certificate(s) for such shares by reason of the vesting of

the Award set forth in this Agreement (or portion thereof)

and payment of the applicable cash purchase price, the

Participant shall have none of the rights of a shareholder

with respect to the shares covered by an Award.

Sec. 7.  STOCK CERTIFICATES

     The Company shall not be required to issue or deliver,

or cause to be issued or delivered, any certificate of stock pursuant to this Agreement, prior to fulfillment of all of

the following conditions:

          (a)  the admission of such shares to listing on

any over-the-counter markets and stock exchanges on which

the Company's stock is then traded or listed;

        (b) the completion of any registration or other

qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company's Board of Directors (or committee thereof, as applicable) in its sole discretion deems necessary or

advisable;

         (c)  the obtaining of any approval or other
          clearance

from any federal or state governmental agency which the

Company's Board of Directors (or committee thereof, as

applicable) shall in its sole discretion determine to be

necessary or advisable; and

          (d)  the lapse of such reasonable period of time

following the vesting of the Award set forth in this

Agreement (or portion thereof) as the Company's Board of

Directors (or committee thereof, as applicable) from time to time may establish for reasons of administrative

convenience.

Sec. 8.  ENFORCEMENT

     This Agreement shall be construed, administered and

enforced in accordance with and subject to the terms of the

Company's Incentive Stock Award Plan and the laws of the

State of South Carolina.

  IN WITNESS WHEREOF, the parties hereto have executed this

Agreement as of the day and year first hereinabove written.








                              DELTA WOODSIDE INDUSTRIES,
                              INC. By:
                                 Title:
                              PARTICIPANT